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                              ONE CANTERBURY GREEN

                             STAMFORD, CONNECTICUT



                           STANDARD FORM OFFICE LEASE


                                     BETWEEN


EOP-CANTERBURY GREEN, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("LANDLORD"),



                                       AND


         TRENWICK AMERICA CORPORATION, A DELAWARE CORPORATION ("TENANT")
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                                TABLE OF CONTENTS

I.                BASIC LEASE INFORMATION; DEFINITIONS.......................................................1

II.               LEASE GRANT................................................................................6

III.              ADJUSTMENT OF COMMENCEMENT DATE/POSSESSION.................................................6

IV.               RENT.......................................................................................7

V.                USE.......................................................................................13

VI.               SECURITY DEPOSIT..........................................................................13

VII.              SERVICES TO BE FURNISHED BY LANDLORD......................................................13

VIII.             LEASEHOLD IMPROVEMENTS....................................................................16

IX.               GRAPHICS..................................................................................16

X.                REPAIRS AND ALTERATIONS...................................................................17

XI.               USE OF ELECTRICAL SERVICES BY TENANT......................................................18

XII.              ENTRY BY LANDLORD.........................................................................19

XIII.             ASSIGNMENT AND SUBLETTING.................................................................19

XIV.              LIENS.....................................................................................21

XV.               INDEMNITY AND WAIVER OF CLAIMS............................................................22

XVI.              TENANT'S INSURANCE........................................................................23

XVII.             SUBROGATION...............................................................................24

XVIII.            LANDLORD'S INSURANCE......................................................................24

XIX.              CASUALTY DAMAGE...........................................................................25

XX.               DEMOLITION................................................................................26

XXI.              CONDEMNATION..............................................................................26

XXII.             EVENTS OF DEFAULT.........................................................................26

XXIII.            REMEDIES..................................................................................27

XXIV.             LIMITATION OF LIABILITY...................................................................29

XXV.              NO WAIVER.................................................................................29

XXVI.             EVENT OF BANKRUPTCY.......................................................................30

XXVII.            WAIVER OF JURY TRIAL......................................................................31

XXVIII.           RELOCATION................................................................................31

XXIX.             HOLDING OVER..............................................................................31

XXX.              SUBORDINATION TO MORTGAGES; ESTOPPEL CERTIFICATE..........................................31

XXXI.             ATTORNEYS' FEES...........................................................................32

XXXII.            NOTICE....................................................................................33

XXXIII.           LANDLORD'S LIEN...........................................................................33

XXXIV.            EXCEPTED RIGHTS...........................................................................33

XXXV.             SURRENDER OF PREMISES.....................................................................34

XXXVI.            MISCELLANEOUS.............................................................................34

XXXVII.           ENTIRE AGREEMENT..........................................................................36

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                             OFFICE LEASE AGREEMENT

         This Office Lease Agreement (the "Lease") is made and entered into as of the ____ day of __________, 1998, by and between EOP-CANTERBURY GREEN, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("Landlord") and TRENWICK AMERICA CORPORATION, A DELAWARE CORPORATION ("Tenant").

I.       BASIC LEASE INFORMATION; DEFINITIONS.

         A. The following are some of the basic lease information and defined terms used in this Lease.

                  1. "Additional Base Rental" shall mean Tenant's Pro Rata Share of Basic Costs and any other sums (exclusive of Base Rental) that are required to be paid by Tenant to Landlord hereunder, which sums are deemed to be additional rent under this Lease. Additional Base Rental and Base Rental are sometimes collectively referred to herein as "Rent".

                  2. "Base Rental" shall mean the sums that Tenant is required to pay to Landlord in accordance with the following schedule. The aggregate amount of Base Rental that Tenant is required to pay to Landlord during the initial Lease Term is ten million seven hundred twenty-eight thousand two hundred fifty-five and 60/100 dollars ($10,728,255.60), plus the amount of any Base Rental payable with respect to any partial month in which the Commencement Date occurs. Such Base Rental shall be payable by Tenant to Landlord as follows:

                           a. sixty (60) equal installments of eighty-nine thousand four hundred two and 13/100 Dollars ($89,402.13), each payable on or before the first day of each month during the period beginning on the Commencement Date (hereinafter defined) and ending on the last day of the sixtieth (60th) full calendar month of the Lease Term, provided that the installment of Base Rental for the third
                                    (3rd) full calendar month of the Lease Term shall be payable upon the execution of this Lease by Tenant. In the event that the Commencement Date does not occur on the first day of a calendar month, Tenant shall pay Base Rental for such initial partial calendar month at the rate of two thousand nine hundred thirty-nine and 25/100 dollars ($2,939.25) per day. Notwithstanding the foregoing to the contrary, provided Tenant is not in default after the expiration of applicable cure periods, Tenant shall be entitled to receive a full abatement of Base Rental with respect to the first sixty (60) days of the Lease Term (the "Abatement Period"). In addition to performing Initial Alterations (hereinafter defined) during the Abatement Period, Tenant shall be entitled to use the Premises for the Permitted Use during the Abatement Period without any obligation to pay Base Rental.

                           b.       sixty (60) equal installments of
                                    ninety-eight thousand twenty-six and 13/100
                                    Dollars ($98,026.13), each payable on or before the first day of each month during the period beginning on the first day of the sixty-first (61st) full calendar month of the Lease Term and ending on the Termination Date (hereinafter defined).

                  3. "Building" shall mean the office building located at One Canterbury Green, County of Fairfield, State of Connecticut, commonly known as Canterbury Green.


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                  4.       The "Commencement Date," "Lease Term" and
                           "Termination Date" shall have the meanings set forth in subsection I.A.4.a. below or subsection I.A.4.b. below (delete one):

                           a. The "Lease Term" shall mean a period of one hundred twenty (120) months commencing on the Commencement Date, provided if the Commencement Date does not occur on the first day of a calendar month, the Lease Term shall automatically be extended by the number of days in the period beginning on the Commencement Date and ending on the last day of the month in which the Commencement Date occurs. For purposes hereof, the Commencement Date shall mean the date on which Landlord delivers the Premises to Tenant free from occupancy by NationsCredit Commercial Corporation ("Nations"), the existing tenant in the Premises, or any other party. The "Termination Date" shall, unless sooner terminated as provided herein, mean the last day of the Lease Term. Tenant acknowledges that Nations is currently leasing the Premises, exclusive of the Stamford Atlanta Space (hereinafter defined) pursuant to the terms of a lease (the "Nations Lease") that is currently scheduled to expire on September 16, 1998. Landlord agrees to use good faith efforts to negotiate an agreement with Nations pursuant to which the Nations Lease would terminate prior to its scheduled expiration date. In the event Landlord and Nations enter into an agreement accelerating the expiration date of the Nations Lease, Landlord shall provide Tenant with written notice (the "Early Commencement Notice") setting forth the new expiration date of the Nations Lease and the date on which Landlord intends to provide Tenant with possession of the Premises (i.e. the targeted Commencement Date). Such Early Commencement Notice shall be delivered to Tenant not less than fifteen (15) days prior to the date on which Landlord intends to provide Tenant with possession of the Premises. Notwithstanding the foregoing, in no event shall the Commencement Date occur prior to May 1, 1998 without the written consent of Tenant.

                                    Notwithstanding the foregoing to the
                                    contrary, Tenant acknowledges that a 2,741 rentable square foot portion of the fourth floor (the "Stamford Atlanta Space") is currently leased to Stamford Atlanta Capital ("Stamford Atlanta") for a lease term that is currently scheduled to expire on October 31, 1998. In the event that Tenant has not exercised its Substitution Option (hereinafter defined) and Landlord is unable to deliver the Stamford Atlanta Space on or before the date on which is delivers the remainder of the Premises, the Commencement Date with respect to the Stamford Atlanta Space only shall be postponed, and all Rent with respect to the Stamford Atlanta Space abated, until the date on which the Stamford Atlanta Space is delivered. The Commencement Date for the remainder of the Premises shall commence in accordance with the terms and conditions hereof. In addition, if Landlord fails to provide Tenant with possession of the Stamford Atlanta Space on or before November 1, 1998 (the "Outside Delivery Date"), Tenant shall be entitled to a rent abatement following the delivery of the Stamford Atlanta Space in the amount of two hundred thirty-three and 55/100 dollars ($233.55) per day for every day in the period beginning on the Outside Delivery Date and ending on the day prior to the date on which Landlord provides Tenant with possession of the Stamford Atlanta Space. For example, if Landlord provides Tenant with possession of the Stamford Atlanta Space on November 15, 1998,


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                                    Tenant shall not be obligated to pay Rent
                                    with respect to the Stamford Atlanta Space with respect to the period prior to November 15, 1998 and, in addition, Tenant shall be entitled to receive an abatement of Rent in the amount of $3,269.70 (i.e. 14 x $233.55 =
                                    $3,269.70).

                           b.       Intentionally Omitted.

                  5.       "Premises" shall mean the area located on the second
                           (2nd) and fourth (4th) floors of the Building, as outlined on Exhibits A and A-1 attached hereto. Landlord and Tenant hereby stipulate and agree that the "Rentable Area of the Premises" shall mean 34,496 square feet, consisting of 22,797 square feet on the 2nd floor as shown on Exhibit A and 11,699 square feet on the fourth (4th) floor as shown on Exhibit A-1 (the "Fourth Floor Space"). The "Rentable Area of the Building" shall mean 217,500 square feet. If the Premises being leased to Tenant hereunder include one or more floors within the Building in their entirety, the definition of Premises with respect to such full floor(s) shall include all corridors and restroom facilities located on such floor(s). Unless specifically provided herein to the contrary, the Premises shall not include any telephone closets, electrical closets, janitorial closets, equipment rooms or similar areas on any full or partial floor that are used by Landlord for the operation of the Building.

                           Notwithstanding anything herein to the contrary, Landlord and Tenant acknowledge that the Third Floor Space (hereinafter defined) is currently leased by Coopers & Lybrand ("Coopers") for a term that is currently scheduled to expire on November 17, 1998. Such expiration, however, is subject to Coopers right to extend the term of its lease for up to two (2) additional periods of five (5) years each. In the event that Coopers does not elect to extend the term of its Lease, pursuant to an exercise of its renewal option, Landlord shall provide Tenant with written notice (the "Substitution Notice") of the fact that the Coopers lease will not be extended. Upon receipt of a Substitution Notice from Landlord, Tenant, by written notice that is delivered to Landlord within ten (10) days after Tenant's receipt of the Substitution Notice, shall have the right (the "Substitution Option") to elect to substitute the Third Floor Space for the Fourth Floor Space as Premises hereunder. For purposes hereof, the Third Floor Space shall mean the 13,936 square feet of space shown on Exhibit A-2 attached hereto. In the event Tenant exercises its Substitution Option, Landlord and Tenant shall promptly enter into an amendment to this Lease to modify (i) the total square footage, (ii) the definition of the Premises,
                           (iii) Tenant's Pro Rata Share, (iv) the aggregate amount of Base Rental and the amount of the monthly installments thereof, and (v) the amount of the Allowance. Landlord and Tenant acknowledge and agree that, if Tenant is entitled to and appropriately exercises its Substitution Option, the Third Floor Space shall be leased upon the same terms and conditions as a set forth herein with respect to the remainder of the Premises, including, without limitation, the same rate per square foot for Base Rental and Allowance. Notwithstanding the foregoing, the Commencement Date for the Third Floor Space shall mean the date on which Landlord delivers the Third Floor Space to Tenant free from occupancy by Coopers or any other party, provided that, without the written consent of Tenant, in no event shall the Commencement Date for the Third Floor Space occur prior to the Commencement Date for the remainder of the Premises. The Commencement Date for the remainder of the Premises shall be as set forth in Section I.A.4. above. In the event the Commencement Date for the Third Floor Space occurs subsequent to the Commencement Date for the remainder of the Premises, the Lease Term shall be determined based upon the initial Commencement Date, it being agreed that


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                           the Lease Term for the Third Floor Space and the
                           remainder of the Premises shall expire coterminously.

                  6.       "Permitted Use" shall mean general office use.

                  7.       "Security Deposit" shall mean the sum of Zero Dollars
                           ($0).

                  8. "Tenant's Pro Rata Share" shall mean FIFTEEN AND EIGHTY-SIX ONE HUNDREDTHS PERCENT (15.86%), which is the quotient (expressed as a percentage), derived by dividing the Rentable Area of the Premises by the Rentable Area of the Building.

                  9. "Guarantor(s)" shall mean any party that agrees in writing to guarantee the Lease.

                  10. "Notice Addresses" shall mean the following addresses for Tenant and Landlord, respectively:

                           Tenant:

                           On and after the Commencement Date, notices shall be sent to Tenant at the Premises.

                           Prior to the Commencement Date, notices shall be sent to Tenant at the following address:

                           Trenwick America Corporation
                           Metro Center
                           One Station Place
                           Stamford, CT 06902
                           Attention: Michelle Diener

                           Landlord:

                           EOP - Canterbury Green, L.L.C.
                           c/o Equity Office Properties
                           One Canterbury Green
                           Stamford, CT  06901
                           Attention:  Building Manager

                           With a copy to:

                           Equity Office Properties
                           Two North Riverside Plaza
                           Suite 2200
                           Chicago, Illinois 60606
                           Attention: General Counsel for Property Operations

                           Payments of Rent only shall be made payable to the order of:
                           EQUITY OFFICE PROPERTIES

                           at the following address:

                           Equity Office Properties
                           dba Canterbury Green
                           Dept. 0426
                           P.O. Box 40000
                           Hartford, CT  06151-0426

         B. The following are additional definitions of some of the defined terms used in the Lease.

                  1. "Base Year" shall mean the calendar year 1999. Tenant acknowledges that Taxes are billed to Landlord based upon a fiscal year of July 1st through June 30th. Tenant further acknowledges that Taxes for the Base Year shall be the average


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                           of the Taxes payable by Landlord for the fiscal year
                           of July 1, 1998 to June 30, 1999 and the fiscal year of July 1, 1999 to June 30, 2000. Likewise, Taxes for any subsequent calendar year after the Base Year shall reflect the average of Taxes for the two (2) fiscal years that fall within such calendar year.

                  2. "Basic Costs" shall mean Taxes (hereinafter defined) and all costs and expenses paid or incurred in connection with operating, maintaining, repairing and managing the Building and the Property, as further described in Article IV hereof. Notwithstanding the foregoing, for the purpose of determining Tenant's Pro Rata Share of Basic Costs, Basic Costs shall include only Taxes and Expenses attributable to the Rentable Area of the Office Portions of the Building (i.e. 217,500 square feet), it being understood that the Building includes residential, office and retail portions. The Taxes and Expenses attributable only to the Rentable Area of the Office Portions of the Building and Property are determined as follows: (i) Taxes are split between the residential portion of the Building and the Commercial Portion of the Building (hereinafter defined) on a 30/70 basis, with 30% of Taxes being allocated to the residential portions and 70% being allocated to the Commercial Portion. For purposes hereof, the "Commercial Portion of the Building" shall consist collectively of the office and retail portions and shall exclude the residential portions; (ii) Expenses that are common to the entire Building and Property (e.g. landscaping) are split between the residential portion of the Building and the Commercial Portion of the Building on a 30/70 basis, with 30% of common Expenses being allocated to the residential portions and 70% being allocated to the Commercial Portion;
                           (iii) any Expenses that are contracted only for or separately for either the residential portion of the Building or the Commercial Portion of the Building (e.g. elevator maintenance) shall be included in Basic Costs only if such Expenses are contracted for with respect to the Commercial Portion of the Building; and (iv) once Basic Costs (i.e. Taxes and Expenses) for the Commercial Portions of the Building have been determined, such Basic Costs are allocated on a 95/5 basis, with 95% of Basic Costs being attributable to the office portions of the Building and 5% being attributed to the Rentable Area of the Retail Portions of the Building.

                  3.       "Broker" means Albert B. Ashforth, Inc..

                  4. "Building Standard" shall mean the type, grade, brand, quality and/or quantity of materials Landlord designates from time to time to be the minimum quality and/or quantity to be used in the Building.

                  5. "Business Day(s)" shall mean Mondays through Fridays exclusive of the normal business holidays ("Holidays") of New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Landlord, from time to time during the Lease Term, shall have the right to designate additional Holidays, provided that such additional Holidays are commonly recognized by other office buildings in the area where the Building is located.

                  6. "Common Areas" shall mean those areas provided for the common use or benefit of all tenants generally and/or the public, such as corridors, elevator foyers, common mail rooms, restrooms, vending areas, lobby areas (whether at ground level or otherwise) and other similar facilities.

                  7.       Intentionally Omitted.


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                  8.       "Maximum Rate" shall mean the greatest per annum rate
                           of interest permitted from time to time under applicable law.

                  9. "Normal Business Hours" for the Building shall mean 8:00 A.M. to 6:00 P.M. Mondays through Fridays, exclusive of Holidays.

                  10. "Prime Rate" shall mean the per annum interest rate publicly announced by The First National Bank of Chicago or any successor thereof from time to time (whether or not charged in each instance) as its prime or base rate in Chicago, Illinois.

                  11. "Property" shall mean the Building and the parcel(s) of land on which it is located and the Building garage and all other improvements owned by Landlord and serving the Building and the tenants thereof and the parcel(s) of land on which they are located.

II.      LEASE GRANT.

         Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises, together with the right, in common with others, to use the Common Areas.

III.     ADJUSTMENT OF COMMENCEMENT DATE/POSSESSION.

         A. Promptly after the determination of the Commencement Date, Landlord and Tenant shall enter into a letter agreement (the "Commencement Letter") on the form attached hereto as Exhibit C setting forth the Commencement Date, the Termination Date and any other dates that are affected by the adjustment of the Commencement Date. Tenant, within five (5) days after receipt thereof from Landlord, shall execute the Commencement Letter and return the same to Landlord.

         B. By taking possession of the Premises, Tenant is deemed to have accepted the Premises and agreed that the Premises is in good order and satisfactory condition, with no representation or warranty by Landlord as to the condition of the Premises or the Building or suitability thereof for Tenant's use. Notwithstanding the foregoing, Landlord hereby represents to Tenant that the Premises, as currently demised, is in a condition and configuration that can be occupied by Tenant for the Permitted Use in accordance with any applicable building codes and zoning ordinances.

         C. Notwithstanding anything to the contrary contained in the Lease, Landlord shall not be obligated to tender possession of any portion of the Premises or other space leased by Tenant from time to time hereunder that, on the date possession is to be delivered, is occupied by a tenant or other occupant or that is subject to the rights of any other tenant or occupant, nor shall Landlord have any other obligations to Tenant under this Lease with respect to such space until the date Landlord:
                  (1) recaptures such space from such existing tenant or occupant; and (2) regains the legal right to possession thereof. This Lease shall not be affected by any such failure to deliver possession and Tenant shall have no claim for damages against Landlord as a result thereof, all of which are hereby waived and released by Tenant. Notwithstanding the foregoing, if Landlord is unable to deliver possession of the Premises, or applicable portion thereof, within sixty (60) days after the date on which possession of such space is to delivered in accordance with the terms hereof and the existing occupant thereof is not actively engaged in the process of vacating such space, Landlord shall thereafter proceed in good faith and with due diligence to commence and pursue such actions as are reasonably necessary to obtain possession of such space for the benefit of Tenant, including the commencement of necessary eviction and forcible detainer proceedings. In addition, if Landlord is unable to obtain possession of the Premises within ninety (90) days after the date on which possession of such space


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                  is to be delivered in accordance with the terms hereof,
                  Tenant, as its sole remedy, shall have the right to terminate this Lease by written notice to Landlord given on or before the date on which Landlord obtains possession of the Premises. Notwithstanding the foregoing, Tenant shall not have the right to terminate this Lease due solely to Landlord's failure to deliver the Stamford Atlanta Space within the time periods described above.

         D. If Tenant takes possession of the Premises prior to the Commencement Date, such possession shall be subject to all the terms and conditions of the Lease and Tenant shall pay Base Rental and Additional Base Rental to Landlord for each day of occupancy prior to the Commencement Date. Notwithstanding the foregoing, if Tenant, with Landlord's prior approval, takes possession of the Premises prior to the Commencement Date for the sole purpose of performing any Landlord-approved improvements therein or installing furniture, equipment or other personal property of Tenant, such possession shall be subject to all of the terms and conditions of the Lease, except that Tenant shall not be required to pay Base Rental or Additional Base Rental with respect to the period of time prior to the Commencement Date during which Tenant performs such work. Tenant shall, however, be liable for the cost of any services (e.g. electricity, HVAC, freight elevators) that are provided to Tenant or the Premises during the period of Tenant's possession prior to the Commencement Date. Nothing herein shall be construed as granting Tenant the right to take possession of the Premises prior to the Commencement Date, whether for construction, fixturing or any other purpose, without the prior consent of Landlord.

IV.      RENT.

         A. During each calendar year, or portion thereof, falling within the Lease Term, Tenant shall pay to Landlord as Additional Base Rental hereunder the sum of (1) Tenant's Pro Rata Share of the amount, if any, by which Taxes (hereinafter defined) for the applicable calendar year (determined in accordance with Section I.B.1. above) exceed Taxes for the Base Year plus
                  (2) Tenant's Pro Rata Share of the amount, if any, by which Expenses (hereinafter defined) for the applicable calendar year exceed Expenses for the Base Year. For purposes hereof, "Expenses" shall mean all Basic Costs with the exception of Taxes. Tenant's Pro Rata Share of increases in Taxes and Tenant's Pro Rata Share of increases in Expenses shall be computed separately and independently of each other prior to being added together to determine the "Excess." In the event that Taxes and/or Expenses, as the case may be, in any calendar year decrease below the amount of Taxes or Expenses for the Base Year, Tenant's Pro Rata Share of Taxes and/or Expenses, as the case may be, for such calendar year shall be deemed to be $0, it being understood that Tenant shall not be entitled to any credit or offset if Taxes and/or Expenses decrease below the corresponding amount for the Base Year. Prior to January 1, 2000 and prior to January 1 of each calendar year during the Lease Term, or as soon thereafter as practical, Landlord shall make a good faith estimate of the Excess for the applicable calendar year and Tenant's Pro Rata Share thereof. On or before the first day of each month during such calendar year, Tenant shall pay to Landlord, as Additional Base Rental, a monthly installment equal to one-twelfth of Tenant's Pro Rata Share of Landlord's estimate of the Excess. Landlord shall have the right from time to time during any such calendar year (but not more than once in any calendar year) to revise the estimate of Basic Costs and the Excess for such year and provide Tenant with a revised statement therefor, and thereafter the amount Tenant shall pay each month shall be based upon such revised estimate. If Landlord does not provide Tenant with an estimate of the Basic Costs and the Excess by July 1 of any calendar year, Tenant shall continue to pay a monthly installment based on the previous year's estimate until such time as Landlord provides Tenant with an estimate of Basic Costs and the Excess for the current year. Upon receipt of such current year's estimate, an adjustment shall be made for any month


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
                  during the current calendar year with respect to which Tenant paid monthly installments of Additional Base Rental based on the previous year's estimate. Tenant shall pay Landlord for any underpayment within thirty (30) days after demand. Any overpayment shall, at Landlord's option, be refunded to Tenant or credited against the installment of Base Rental and Additional Base Rental due for the months immediately following the furnishing of such estimate. Any amounts paid by Tenant based on any estimate shall be subject to adjustment pursuant to the immediately following paragraph when actual Basic Costs are determined for such calendar year.

                  As soon as is practical following the end of each calendar year during the Lease Term, Landlord shall furnish to Tenant a statement of Landlord's actual Basic Costs and the actual Excess for the previous calendar year. If the estimated Excess actually paid by Tenant for the prior year is in excess of Tenant's actual Pro Rata Share of the Excess for such prior year, then Landlord shall apply such overpayment against Base Rental and Additional Base Rental due or to become due hereunder, provided if the Lease Term expires prior to the determination of such overpayment, Landlord, simultaneously with the delivery of such statement to Tenant, shall refund such overpayment to Tenant after first deducting the amount of any Rent due hereunder. Likewise, Tenant shall pay to Landlord, within thirty (30) days after demand, any underpayment with respect to the prior calendar year, whether or not the Lease has terminated prior to receipt by Tenant of a statement for such underpayment, it being understood that this clause shall survive the expiration of the Lease.

         B. "Basic Costs" as defined in Section I.B.2. above shall include, without limitation, the following:

                  1. All labor costs for all persons performing services required or utilized in connection with the operation, repair, replacement and maintenance of and control of access to the Building and the Property, including but not limited to amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and other similar taxes, workers' compensation insurance, uniforms, training, disability benefits, pensions, hospitalization, retirement plans, group insurance or any other similar or like expenses or benefits.

                  2. All management fees, the cost of equipping and maintaining a management office at the Building, accounting services, legal fees not attributable to leasing and collection activity, and all other administrative costs relating to the Building and the Property. If management services are not provided by a third party, Landlord shall be entitled to a management fee comparable to that due and payable to third parties provided Landlord or management companies owned by, or management divisions of, Landlord perform actual management services of a comparable nature and type as normally would be performed by third parties. In the event that any of the Building's management and administrative personnel perform material services in connection with the operation and management of buildings other than the Building, including, without limitation, the building located at 177 Broad Street, the labor costs in connection with such personnel shall be equitably apportioned between the Building and such other buildings. Likewise, if the Building management office serves as a management office for buildings in addition to the Building, the costs of equipping and maintaining such management office shall be equitably apportioned between the Building and such other buildings.

                  3. All rental and/or purchase costs of materials, supplies, tools and equipment used in the operation, repair, replacement and maintenance and the control of access to the Building and the Property.

                  4. All amounts charged to Landlord by contractors and/or suppliers for services, replacement parts, components, materials, equipment and supplies furnished in connection with the operation, repair, maintenance, replacement of and control of access to any part of the Building, or the Property generally, including the heating, air conditioning, ventilating, plumbing, electrical, elevator and other systems and equipment. At Landlord's option, major repair items may be amortized over a period of up to five (5) years. Notwithstanding the foregoing, except to the extent set forth in Subsection IV.B.11 below, it is hereby agreed that any costs in connection with replacements that would properly be considered to be capital improvements under generally accepted accounting principles shall be excluded from Basic Costs.

                  5. All premiums and deductibles paid by Landlord for fire and extended coverage insurance, earthquake and extended coverage insurance, liability and extended coverage insurance, rental loss insurance, elevator insurance, boiler insurance and other insurance customarily carried from time to time by landlords of comparable office buildings or required to be carried by Landlord's Mortgagee.

                  6. Charges for water, gas, steam and sewer, but excluding those charges for which Landlord is otherwise reimbursed by tenants, and charges for Electrical Costs. For purposes hereof, the term "Electrical Costs" shall mean: (i) all charges paid by Landlord for electricity supplied to the Building, Property and Premises, regardless of whether such charges are characterized as distribution charges, transmission charges, generation charges, public good charges, disconnection charges, competitive transaction charges, stranded cost recoveries or otherwise; (ii) except to the extent otherwise included in Basic Costs, any costs incurred in connection with the energy management program for the Building, Property and Premises, including any costs incurred for the replacement of lights and ballasts and the purchase and installation of sensors and other energy saving equipment; and (iii) if and to the extent permitted by law, a reasonable fee for the services provided by Landlord in connection with the selection of utility companies and the negotiation and administration of contracts for the generation of electricity. Notwithstanding the foregoing, Electrical Costs shall be adjusted as follows: (a) any amounts received by Landlord as reimbursement for above standard electrical consumption shall be deducted from Electrical Costs, (b) any amounts received by Landlord as a rebate from the utility provider with respect to the period of time for which Electrical Costs are being determined shall be deducted from Electrical Costs, (c) the cost of electricity incurred in providing overtime HVAC to specific tenants shall be deducted from Electrical Costs, it being agreed that the electrical component of overtime HVAC Costs shall be calculated as a reasonable percentage of the total HVAC costs charged to such tenants, and (d) if Tenant is billed directly for the cost of electricity to the Premises as a separate charge in addition to Base Rental and Basic Costs, the cost of electricity to individual tenant spaces in the Building shall be deducted from Electrical Costs (whether collected by Landlord through a fixed electrical charge, submetered charge or otherwise). In the event that the total amount received by Landlord pursuant to subsections (a),
                           (b), (c) and (d) of the foregoing sentence with respect to any given calendar year is in excess of Landlord's actual electrical bill for the Building with respect to such calendar year, any such excess amount received by Landlord shall be credited against Basic Costs for the applicable calendar year.

                  7. "Taxes", which for purposes hereof, shall mean: (a) all real estate taxes and assessments on the Property, the Building or the Premises, and taxes and assessments levied in substitution or supplementation in whole or in part of such taxes, (b) all personal property taxes for the Building's personal property, including license expenses, (c) all taxes imposed on services of Landlord's agents and employees, (d) all other taxes, fees or assessments now or hereafter levied by any governmental authority on the Property, the Building or its contents or on the operation and use thereof (except as relate to specific tenants), and (e) all costs and fees incurred in connection with seeking reductions in or refunds in Taxes including, without limitation, any costs incurred by Landlord to challenge the tax valuation of the Building, but excluding income taxes. For the purpose of determining real estate taxes and assessments for any given calendar year, the amount to be included in Taxes for such year shall be as follows: (1) with respect to any special assessment that is payable in installments, Taxes for such year shall include the amount of the installment (and any interest) due and payable during such year; and (2) with respect to all other real estate taxes, Taxes for such year shall, at Landlord's election, include either the amount accrued, assessed or otherwise imposed for such year or the amount due and payable for such year, provided that Landlord's election shall be applied consistently throughout the Lease Term. If a reduction in Taxes is obtained for any year of the Lease Term during which Tenant paid its Pro Rata Share of Basic Costs, then Basic Costs for such year will be retroactively adjusted and Landlord shall provide Tenant with a credit, if any, based on such adjustment. Likewise, if a reduction is subsequently obtained for Taxes for the Base Year (if Tenant's Pro Rata Share is based upon increases in Basic Costs over a Base Year), Basic Costs for the Base Year shall be restated and the Excess for all subsequent years recomputed. Tenant shall pay to Landlord Tenant's Pro Rata Share of any such increase in the Excess within thirty (30) days after Tenant's receipt of a statement therefor from Landlord.

                  8. All landscape expenses and costs of maintaining, repairing, resurfacing and striping of the parking areas and garages of the Property, if any.

                  9. Cost of all maintenance service agreements, including those for equipment, alarm service, window cleaning, drapery or venetian blind cleaning, janitorial services, pest control, uniform supply, plant maintenance, landscaping, and any parking equipment.

                  10. Cost of all other repairs, replacements and general maintenance of the Property and Building neither specified above nor directly billed to tenants.

                  11. The amortized cost of capital improvements made to the Building or the Property which are: (a) primarily for the purpose of reducing operating expense costs or otherwise improving the operating efficiency of the Property or Building; or (b) required to comply with any laws, rules or regulations of any governmental authority or a requirement of Landlord's insurance carrier. The cost of such capital improvements shall be amortized over a period equal to the lesser of ten (10) years or the useful life of such capital improvement and shall, at Landlord's option, include interest at a rate that is reasonably equivalent to the interest rate that Landlord would be required to pay to finance the cost of the capital improvement in question as of the date such capital improvement is performed, provided if the payback period for any capital improvement is less than the amortization period provided above, Landlord may amortize the cost of such capital improvement over the payback period. Notwithstanding the foregoing, the portion of the annual amortized costs to be included in Basic Costs in any calendar year with respect to a capital improvement which is intended to reduce expenses or improve the operating efficiency of the Property or Building shall equal the lesser of: a) such annual amortized costs; and b) the actual annual amortized reduction in expenses (as reasonably determined by Landlord) for that portion of the amortization period of the capital improvement which falls within the Lease Term.

                  12. Any other expense or charge of any nature whatsoever which, in accordance with general industry practice with respect to the operation of a first-class office building, would be construed as an operating expense.

                  Basic Costs shall not include (i) the cost of capital improvements (except as set forth above and as distinguished from replacement parts or components purchased and installed in the ordinary course), (ii) depreciation, (iii) interest (except as provided above with respect to the amortization of capital improvements), (iv) the cost of maintaining and operating a leasing office, (v) leasing commissions, brochures, marketing supplies, attorney's fees, costs, and disbursements and other expenses incurred in connection with negotiation of leases with prospective tenants, (vi) principal payments on mortgage and other non-operating debts of Landlord, and (vii) expenses incurred by Landlord to the extent the same are reimbursed to Landlord by other tenants or occupants of the Building or by other third parties. If the Building is not at least ninety-five percent (95%) occupied during any calendar year of the Lease Term or if Landlord is not supplying services to at least ninety-five percent (95%) of the total Rentable Area of the Building at any time during any calendar year of the Lease Term, actual Basic Costs for purposes hereof shall be determined as if the Building had been ninety-five percent (95%) occupied and Landlord had been supplying services to ninety-five percent (95%) of the Rentable Area of the Building during such year. If Tenant pays for its Pro Rata Share of Basic Costs based on increases over a "Base Year" and Basic Costs for any calendar year during the Lease Term are determined as provided in the foregoing sentence, Basic Costs for such Base Year shall also be determined as if the Building had been ninety-five percent (95%) occupied and Landlord had been supplying services to ninety-five percent (95%) of the Rentable Area of the Building. Any necessary extrapolation of Basic Costs under this Article shall be performed by adjusting the cost of those components of Basic Costs that are impacted by changes in the occupancy of the Building (including, at Landlord's option, Taxes) to the cost that would have been incurred if the Building had been ninety-five percent (95%) occupied and Landlord had been supplying services to ninety-five percent (95%) of the Rentable Area of the Building. In addition, if Tenant's Pro Rata Share of Basic Costs is determined based upon increases over a Base Year and Basic Costs for the Base Year include exit and disconnection fees, stranded cost charges and/or competitive transaction charges, such fees and charges may, at Landlord's option, be imputed as a Basic Cost for subsequent years in which such fees and charges are not incurred. In no event, however, shall the amount of such imputed fees and charges exceed the actual amount of exit and disconnection fees, stranded cost charges and/or competitive transaction charges that were actually included in Basic Costs for the Base Year.

         C. Tenant, within ninety (90) days after receiving Landlord's statement of actual Basic Costs for a particular calendar year, shall have the right to provide Landlord with written notice (the "Review Notice") of its intent to review Landlord's books and records relating to the Basic Costs for such calendar year. Within a reasonable time after receipt of a timely Review

                  Notice, Landlord shall make such books and records available to Tenant or Tenant's agent for its review at either Landlord's home office or at the office of the Building, provided that if Tenant retains an agent to review Landlord's books and records for any calendar year, such agent must be CPA firm licensed to do business in the state in which the Building is located. Tenant shall be solely responsible for any and all costs, expenses and fees incurred by Tenant or Tenant's agent in connection with such review. If Tenant elects to review Landlord's books and records, within sixty
                  (60) days after such books and records are made available to Tenant, Tenant shall have the right to give Landlord written notice stating in reasonable detail any objection to Landlord's statement of actual Basic Costs for such calendar year. If Tenant fails to give Landlord written notice of objection within such sixty (60) day period or fails to provide Landlord with a Review Notice within the ninety (90) day period provided above, Tenant shall be deemed to have approved Landlord's statement of Basic Costs in all respects and shall thereafter be barred from raising any claims with respect thereto. Notwithstanding the foregoing, if a subsequent review of Expenses in accordance with the terms hereof discloses that a particular material item of Expenses has been overstated by more than two and one half percent (2.5%) and there is a reasonable basis to assume such item was similarly overstated in any prior year, Landlord shall allow Tenant to perform a review of Landlord's books and records with respect to such particular item(s) for any previous calendar year in which Tenant elected not to review Landlord's books and records. In addition, if Landlord's statement of Basic Costs for any calendar year was fraudulently prepared by Landlord (as evidenced by Landlord's admission or a judgment against Landlord by a court of proper jurisdiction), Tenant shall not be barred from raising claims with respect to the statement for such calendar year. Upon Landlord's receipt of a timely objection notice from Tenant, Landlord and Tenant shall work together in good faith to resolve the discrepancy between Landlord's statement and Tenant's review. If Landlord and Tenant determine that Basic Costs for the calendar year in question are less than reported, Landlord shall provide Tenant with a credit against future Base Rental and Additional Base Rental in the amount of any overpayment by Tenant. Likewise, if Landlord and Tenant determine that Basic Costs for the calendar year in question are greater than reported, Tenant shall forthwith pay to Landlord the amount of underpayment by Tenant. Any information obtained by Tenant pursuant to the provisions of this Section shall be treated as confidential. Notwithstanding anything herein to the contrary, Tenant shall not be permitted to examine Landlord's books and records or to dispute any statement of Basic Costs unless Tenant has paid to Landlord the amount due as shown on Landlord's statement of actual Basic Costs, said payment being a condition precedent to Tenant's right to examine Landlord's books and records.

         D. Tenant covenants and agrees to pay to Landlord during the Lease Term, without any setoff or deduction whatsoever, the full amount of all Base Rental and Additional Base Rental due hereunder. In addition, Tenant shall pay and be liable for, as additional rent, all rental, sales and use taxes (but excluding income taxes) imposed upon or measured by the Rent payable by Tenant, provided that Tenant is the party responsible for paying such tax under the provisions of the applicable law, order, rule or regulation (regardless of whether Landlord is the party responsible for collecting such amounts from Tenant). Any such payments shall be paid concurrently with the payments of the Rent on which the tax is based. The Base Rental, Tenant's Pro Rata Share of Basic Costs and any recurring monthly charges due hereunder shall be due and payable in advance on the first day of each calendar month during the Lease Term without demand, provided that the installment of Base Rental for the third (3rd) full calendar month of the Lease Term shall be payable upon the execution of this Lease by Tenant. All other items of Rent shall be due and payable by Tenant on or before thirty (30) days after billing by Landlord. If the Lease Term commences on a day other than the first day of a calendar month or terminates on a day other than the last day of a calendar month, then the monthly Base Rental and Tenant's Pro Rata Share of Basic Costs for such month shall be prorated for the number of days in such month occurring within the Lease Term based on a fraction, the numerator of which is the number of days of the Lease Term that fell within such calendar month and the denominator of which is thirty (30). All such payments shall be by a good and sufficient check. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct amount of Rent due under this Lease shall be deemed to be other than a payment on account of the earliest Rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other available remedy. The acceptance by Landlord of any Rent on a date after the due date of such payment shall not be construed to be a waiver of Landlord's right to declare a default for any other late payment. Tenant's covenant to pay Rent shall be independent of every other covenant set forth in this Lease.

         E. All Rent not paid when due and payable shall bear interest from the date due until paid at the lesser of: (1) the Prime Rate plus five percent (5%) per annum; or (2) the Maximum Rate. In addition, if Tenant fails to pay any installment of Rent when due and payable hereunder and such failure continues for ten (10) days after written notice from Landlord, a service fee equal to five percent (5%) of such unpaid amount will be due and payable immediately by Tenant to Landlord.


V.       USE.

         The Premises shall be used for the Permitted Use and for no other purpose. Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal, dangerous to life, limb or property or which, in Landlord's reasonable opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Building. Tenant shall conduct its business and control its agents, servants, contractors, employees, customers, licensees, and invitees in such a manner as not to interfere with, annoy or disturb other tenants, or in any way interfere with Landlord in the management and operation of the Building. Tenant will maintain the Premises in a clean and healthful condition, and comply with all laws, ordinances, orders, rules and regulations of any governmental entity with reference to the operation of Tenant's business and to the use, condition, configuration or occupancy of the Premises, including without limitation, the Americans with Disabilities Act (collectively referred to as "Laws"). Tenant, within ten (10) days after receipt thereof, shall provide Landlord with copies of any notices it receives with respect to a violation or alleged violation of any Laws. Tenant will comply with the rules and regulations of the Building attached hereto as Exhibit B and such other rules and regulations adopted and altered by Landlord from time to time and will cause all of its agents, servants, contractors, employees, customers, licensees and invitees to do so. Notwithstanding the foregoing, Tenant shall not be required to comply with any rules and regulations or revisions to rules and regulations not listed on Exhibit B until such time as a copy of such new rules or revisions have been delivered to Tenant. All changes to such rules and regulations will be reasonable and shall be sent by Landlord to Tenant in writing.

VI.      SECURITY DEPOSIT.

Intentionally Omitted.

VII.     SERVICES TO BE FURNISHED BY LANDLORD.

         A. Landlord, as part of Basic Costs (except as otherwise provided), agrees to furnish Tenant the following services:

                  1. Hot and cold water for use in the lavatories on the floor(s) on which the Premises is located. If Tenant desires water in the Premises for any approved reason, including a private lavatory or kitchen, cold water shall be supplied, at Tenant's sole cost and expense, from the Building water main through a line and fixtures installed at Tenant's sole cost and expense with the prior reasonable consent of Landlord. If Tenant desires hot water in the Premises, Tenant, at its sole cost and expense and subject to the prior reasonable consent of Landlord, may install a hot water heater in the Premises. Tenant shall be solely responsible for maintenance and repair of any such hot water heater.

                  2. Central heat and air conditioning in season during Normal Business Hours in accordance with the specifications attached hereto as Exhibit G, or as required by governmental authority, provided that Landlord shall not be liable for any failure to maintain the temperatures ranges set forth on Exhibit G to the extent that such failure arises directly out of any of the foregoing circumstances: (a) an excess density or electrical load within the Premises beyond any density or load limits specified in this Lease, or (b) alterations performed to the HVAC system by Tenant or any contractors retained by Tenant where the performance or design of such alterations is the direct cause of the failure of the HVAC system to meet the specifications set forth on Exhibit G, or
                           (c) Tenant's failure to keep the window covering in the Premises closed during periods when the Premises are exposed to direct sunlight. In the event that Tenant requires central heat, ventilation or air conditioning at hours other than Normal Business Hours, such central heat, ventilation or air conditioning shall be furnished only upon the written request of Tenant delivered to Landlord at the office of the Building prior to 3:00 P.M. at least one Business Day in advance of the date for which such usage is requested. Tenant shall pay Landlord, as Additional Base Rental, the entire cost of additional service as such costs are determined by Landlord from time to time. As of the date hereof, the cost of after hours HVAC service is fifty dollars ($50.00) per hour. In the event Tenant requires heat or air conditioning during hours other than Normal Business Hours, charges for such services will be prorated by Landlord between each requesting user-tenant (if more than one tenant in the same service zone requests additional heating or air conditioning at the same time) and the proration shall be based on the area of the Building leased to such tenants and their respective periods of use.

                  3. Maintenance and repair of all Common Areas in the manner and to the extent standard for buildings of similar class, size, age and location.

                  4. Janitor service on Business Days in accordance with the specifications attached hereto as Exhibit H (or such reasonably comparable specifications as Landlord may designate from time to time); provided, however, if Tenant's use, floor covering or other improvements require special services, Tenant shall pay the additional cost reasonably attributable thereto as Additional Base Rental.

                  5. Passenger elevator service in common with other tenants of the Building. Subject to Force Majeure, at least two (2) passenger elevators shall be available to serve the Premises during Normal Business Hours and at least one (1) passenger elevator shall be available to serve the Premises twenty-four (24) hours per day, seven (7) days per week.

                  6. Electricity to the Premises for general office use, in accordance with and subject to the terms and conditions set forth in Article XI of this Lease.

                  7. Tenant, without additional charge, shall have the right to use the loading dock for the Building in common with other tenants of the

                           Building and other parties that are permitted by Landlord to use such loading dock. Any usage of the loading dock for a period in excess of one hour must be scheduled in advance with Landlord.

                  8. Security service at a level reasonably comparable to the average level of security service provided at other first class buildings in Stamford, Connecticut.

         B. The failure by Landlord to any extent to furnish, or the interruption or termination of, any services in whole or in part, resulting from adherence to laws, regulations and administrative orders, wear, use, repairs, improvements, alterations or any causes beyond the reasonable control of Landlord shall not render Landlord liable in any respect nor be construed as a constructive eviction of Tenant, nor give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof. In such event, Landlord, to the extent the restoration of such service is reasonably within its control, shall use reasonable diligence to repair such equipment or machinery or to otherwise take such steps as are reasonably necessary to restore the service in question. In the event any such interruption of services renders the Premises untenantable for a period in excess of two (2) Business Days, Landlord, as soon as reasonably possible thereafter, shall provide Tenant with a written estimate (the "Restoration Estimate") of the date on which such service will be restored so as to return the Premises to a tenantable condition. If the interruption of the service in question involves a building system, building contract (e.g. janitorial service) or other agency that is reasonably within the control of Landlord, such Restoration Estimate shall be based upon the reasonable judgment of Landlord or Landlord's contractors. If the interruption of service is outside of Landlord's reasonable control to restore (e.g. electrical service to the Building), such Restoration Estimate shall be based upon the reasonable estimate of the party providing such service to the Building (e.g. the utility company). If the Restoration Estimate indicates that the Premises cannot be made tenantable within nine (9) months after the date the Premises were first rendered untenantable, Tenant shall have the right to terminate this Lease by giving written notice to Landlord of such election within ten (10) days after its receipt of the Restoration Estimate. Tenant, however, shall not have the right to terminate this Lease in the event that the interruption of service in question was caused by the negligence or intentional misconduct of Tenant or any Tenant Related Parties. If the Restoration Estimate indicates that the Premises can be made tenantable within nine
                  (9) months, Landlord, to the extent the same is within its control, shall proceed with reasonable promptness to restore the service in question so as to return the Premises to a tenantable condition. Notwithstanding the foregoing, if the service in question is not restored within nine (9) months following the date on which the Premises are rendered untenantable, Tenant may terminate this Lease by written notice to Landlord prior to the date on which the service in question is restored and the Premises returned to a tenantable condition. Landlord and Tenant acknowledge that in the event any service is interrupted as a result of a fire or other casualty to the Building, Tenant's rights and remedies shall be controlled by Article XIX.

         C. Tenant expressly acknowledges that Landlord shall not be deemed to have warranted the efficiency of any security personnel, service, procedures or equipment and Landlord shall not be liable in any manner for the failure of any such security personnel, services, procedures or equipment to prevent or control, or apprehend anyone suspected of personal injury, property damage or any criminal conduct in, on or around the Property.

VIII.    LEASEHOLD IMPROVEMENTS.

         A. Any trade fixtures, unattached and movable equipment or furniture, or other personalty brought into the Premises by Tenant ("Tenant's

                  Property") shall be owned and insured by Tenant. Tenant shall remove all such Tenant's Property from the Premises in accordance with the terms of Article XXXV hereof. Any and all alterations, additions and improvements to the Premises, including any built-in furniture (collectively, "Leasehold Improvements") shall be owned and insured by Landlord and shall remain upon the Premises, all without compensation, allowance or credit to Tenant. Landlord may, nonetheless, at any time prior to, or within six (6) months after, the expiration or earlier termination of this Lease or Tenant's right to possession, require Tenant to remove any Leasehold Improvements performed by or for the benefit of Tenant and all electronic, phone and data cabling as are designated by Landlord (the "Required Removables") at Tenant's sole cost. In the event that Landlord so elects, Tenant shall remove such Required Removables within twenty (20) days after notice from Landlord, provided that in no event shall Tenant be required to remove such Required Removables prior to the expiration or earlier termination of this Lease or Tenant's right to possession. In addition to Tenant's obligation to remove the Required Removables, Tenant shall repair any damage caused by such removal and perform such other work as is reasonably necessary to restore the Premises to a "move in" condition. If Tenant fails to remove any specified Required Removables or to perform any required repairs and restoration within the time period specified above, Landlord, at Tenant's sole cost and expense, may remove, store, sell and/or dispose of the Required Removables and perform such required repairs and restoration work. Tenant, within five (5) days after demand from Landlord, shall reimburse Landlord for any and all reasonable costs incurred by Landlord in connection with the Required Removables.

         B. Notwithstanding Section VIII.A. above to the contrary, Tenant shall not be obligated to remove any portion of the Initial Alterations unless Landlord, within five (5) days after its approval of the final plans for the Initial Alterations, advises Tenant that such removal will be required. With respect to any subsequent alterations, additions or improvements performed by Tenant, Tenant may request in writing at the time it submits its plans and specifications for an alteration, addition or improvement, that Landlord advise Tenant whether Landlord will require Tenant to remove, at the termination of this Lease or Tenant's right to possession hereunder, such alteration, addition or improvement, or any particular portion thereof. Landlord, within ten (10) days after receipt of Tenant's request, shall advise Tenant in writing as to whether Landlord will require removal of such alteration, addition or improvement, or any particular portion thereof. Landlord shall not require Tenant to remove any usual office improvements such as gypsum board, partitions, ceiling grids and tiles, Building Standard fluorescent lighting panels, building standard doors and non-glued down carpeting.

IX.      GRAPHICS.

         Landlord shall provide and install, at Tenant's cost, any suite numbers and Tenant identification on the exterior of the Premises using the standard graphics for the Building. Notwithstanding the foregoing, Tenant, at its sole cost and expense (subject to the Allowance), shall have the right to install additional custom signage identifying Tenant on any full floors leased by Tenant, provided that such signage is not visible from outside the Building. Tenant shall also be entitled to ___ lines on the building directory. Tenant shall not be charged a fee for the initial installation of any names on the Building directory. Tenant shall, however, be required to pay Landlord's then standard fee (which fee must be reasonable) for any additional names to be added to the Building directory or any replacement of previously existing names. Tenant shall not be permitted to install any signs or other identification without Landlord's prior written consent, which consent shall not be unreasonably withheld with respect to the placement of Tenant's name or logo on any entry door to the Premises.

X.       REPAIRS AND ALTERATIONS.

         A. Except to the extent such obligations are imposed upon Landlord hereunder, Tenant, at its sole cost and expense, shall perform all maintenance and repairs to the Premises as are necessary to keep the same in good condition and repair throughout the entire Lease Term, reasonable wear and tear excepted. Tenant's repair and maintenance obligations with respect to the Premises shall include, without limitation, any necessary repairs with respect to: (1) any carpet or other floor covering, (2) any interior partitions, (3) any doors, (4) the interior side of any demising walls, (5) any telephone and computer cabling that serves Tenant's equipment exclusively,
                  (6) any supplemental air conditioning units, private showers and kitchens, including any plumbing in connection therewith, and similar facilities serving Tenant exclusively, and (7) alterations, additions or improvements performed by contractors retained by Tenant, provided if alterations, additions or improvements are made to the Building systems with Landlord's approval, Tenant shall only be responsible for the repairs of those portions of the Building systems that were altered, improved or added to by Tenant if and to the extent that the need for any such repairs results from work that was improperly performed or designed by Tenant or its contractors. All such work shall be performed in accordance with section X.B. below and the rules, policies and procedures reasonably enacted by Landlord from time to time for the performance of work in the Building. If Tenant fails to make any necessary repairs to the Premises, Landlord may, at its option, make such repairs, and Tenant shall pay the cost thereof to the Landlord on demand as Additional Base Rental, together with an administrative charge in an amount equal to ten percent (10%) of the cost of such repairs. Landlord shall, at its expense (except as included in Basic Costs), keep and maintain in good repair and working order and make all repairs to and perform necessary maintenance upon: (a) all structural elements of the Building; and (b) all mechanical, electrical and plumbing systems that serve the Building and Premises, except to the extent such repair and maintenance is the responsibility of Tenant pursuant to subsections (6) and (7) above; and (c) the Building facilities common to all tenants including, but not limited to, the ceilings, walls and floors in the Common Areas.

         B. Tenant shall not make or allow to be made any alterations, additions or improvements to the Premises without first obtaining the written consent of Landlord in each such instance, which approval or disapproval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Landlord's consent shall not be required for any alteration, addition or improvement that satisfies all of the following criteria: 1) costs less than $25,000.00; 2) is of a cosmetic nature such as painting, wallpapering, moving partitions, hanging pictures and installing carpeting; 3) is not visible from the exterior of the Premises or Building; and
                  4) will not affect the systems or structure of the Building and does not require work to be performed inside the walls or above the ceiling of the Premises; provided that even if consent is not required, Tenant shall still comply with all the other provisions of this Section X.B. Prior to commencing any such work and as a condition to obtaining Landlord's consent, Tenant must furnish Landlord with plans and specifications reasonably acceptable to Landlord; names and addresses of contractors reasonably acceptable to Landlord; copies of contracts; necessary permits and approvals; and evidence of contractor's and subcontractor's insurance in accordance with Article XVI section B. hereof. All such improvements, alterations or additions shall be constructed in a good and workmanlike manner using new or like new materials of first class quality. Landlord, to the extent reasonably necessary to avoid any disruption to the tenants and occupants of the Building, shall have the right to designate the time when any such alterations, additions and improvements may be performed and to otherwise designate reasonable rules, regulations and procedures for the performance of work in the Building. Upon completion, Tenant shall furnish "as-built" plans, contractor's affidavits and full and final waivers of lien and receipted bills covering all labor and materials. All improvements, alterations and additions shall comply with all insurance requirements, codes, ordinances, laws and regulations, including without limitation, the Americans with Disabilities Act. Tenant shall reimburse Landlord upon demand as Additional Base Rental for all sums, if any, expended by Landlord for third party examination of the architectural, mechanical, electric and plumbing plans for any alterations, additions or improvements, provided that Tenant shall not be required to reimburse Landlord for any such costs in connection with the Initial Alterations. In addition, if Landlord so requests, Landlord shall be entitled to oversee the construction of any alterations, additions or improvements that may affect the structure of the Building or any of the mechanical, electrical, plumbing or life safety systems of the Building. Landlord's approval of Tenant's plans and specifications for any work performed for or on behalf of Tenant shall not be deemed to be a representation by Landlord that such plans and specifications comply with applicable insurance requirements, building codes, ordinances, laws or regulations or that the alterations, additions and improvements constructed in accordance with such plans and specifications will be adequate for Tenant's use.

XI.      USE OF ELECTRICAL SERVICES BY TENANT.

         A. Tenant, at its sole cost and expense, shall submeter electrical consumption in the Premises as part of the Initial Alterations. Tenant, as Additional Base Rental, shall pay to Landlord within ten (10) days after receipt of an invoice from Landlord, the sum of (a) an amount computed by applying Tenant's consumption and demand for the billing period in question (as measured by the submeter(s) installed in the Premises) to Landlord's Monthly Cost Rate, as such term is hereinafter defined, plus, (b) three percent (3%) of the amount determined in (a). As used herein, the term "Landlord's Monthly Cost Rate" shall mean an amount equal to Landlord's average monthly cost of purchasing electricity from the utility provider(s) servicing the Building for the relevant monthly billing period by the total kilowatt hours consumed by the Building for such monthly period carried to six decimal places. If any tax is imposed on Landlord's receipt from the sale or resale of electric energy to Tenant by any federal, state or municipal authority, Tenant covenants and agrees that where permitted by law, Tenant's pro rata share of such taxes shall be passed on to, and included in the bill of, and paid by, Tenant to Landlord.


         B. Tenant's use of electrical service in the Premises shall not exceed, either in voltage, rated capacity, use beyond Normal Business Hours or overall load, that which Landlord deems to be standard for the Building. Landlord hereby represents that the standard electrical usage for the Building is five (5) watts per square foot for lighting and power. In the event Tenant shall consume (or request that it be allowed to consume) electrical service in excess of the standard for the Building, Landlord may refuse to consent to such excess usage or may condition its consent to such excess usage upon such conditions as Landlord reasonably elects (including the installation of utility service upgrades, submeters, air handlers or cooling units), and all such additional usage (to the extent permitted by law), installation and maintenance thereof shall be paid for by Tenant as Additional Base Rental. Landlord, at any time during the Lease Term, shall have the right to separately meter electrical usage for the Premises or to measure electrical usage by survey or any other method that Landlord, in its reasonable judgment, deems to be appropriate.

         C. Notwithstanding Section A. above to the contrary, if Landlord permits Tenant to purchase electrical power for the Premises from a provider other than Landlord's designated company(ies), such provider shall be considered to be a contractor of Tenant and Tenant shall indemnify and hold Landlord harmless from such provider's acts and omissions while in, or in connection with their services to, the Building or Premises in accordance with the terms and conditions of Article XV. In addition, at the request of Landlord, Tenant shall allow Landlord to purchase electricity from Tenant's provider at Tenant's rate or at such lower rate as can be negotiated by the aggregation of Landlord's and Tenant's requirements for electricity power.

XII.     ENTRY BY LANDLORD.

         Landlord and its agents or representatives shall have the right to enter the Premises to inspect the same, or to show the Premises to prospective purchasers, mortgagees, tenants (during the last twelve months of the Lease Term or earlier in connection with a potential relocation) or insurers, or to clean or make repairs, alterations or additions thereto, including any work that Landlord deems necessary for the safety, protection or preservation of the Building or any occupants thereof, or to facilitate repairs, alterations or additions to the Building or any other tenants' premises. Except for any entry by Landlord in an emergency situation or to provide normal cleaning and janitorial service, Landlord shall provide Tenant with reasonable prior notice of any entry into the Premises, which notice may be given verbally. If reasonably necessary for the protection and safety of Tenant and its employees, Landlord shall have the right to temporarily close the Premises to perform repairs, alterations or additions in the Premises, provided that Landlord shall use reasonable efforts to perform all such work on weekends and after Normal Business Hours. Entry by Landlord hereunder shall not constitute a constructive eviction or entitle Tenant to any abatement or reduction of Rent by reason thereof.

XIII.    ASSIGNMENT AND SUBLETTING.

         A. Restrictions against Transfers. Tenant shall not assign, sublease, transfer or encumber this Lease or any interest therein or grant any license, concession or other right of occupancy of the Premises or any portion thereof or otherwise permit the use of the Premises or any portion thereof by any party other than Tenant (any of which events is hereinafter called a "Transfer") without the prior written consent of Landlord, which consent shall not be unreasonably withheld with respect to any proposed assignment or subletting. Landlord's consent shall not be considered unreasonably withheld if: (1) in connection with a proposed assignment of this Lease by Tenant, the proposed transferee's financial responsibility does not meet the same criteria Landlord uses to select Building tenants; (2) the proposed transferee's business is not suitable for the Building considering the business of the other tenants and the Building's prestige or would result in a violation of an exclusive right granted to another tenant in the Building; (3) the proposed use is different than the Permitted Use; (4) the proposed transferee is a government agency or, subject to the limitations described below, the proposed transferee is an occupant of the Building; (5) Tenant is in default; or (6) any portion of the Building or Premises would become subject to additional or different governmental laws or regulations as a consequence of the proposed Transfer and/or the proposed transferee's use and occupancy of the Premises. Notwithstanding subsection (4) above to the contrary, if: (i) Landlord, pursuant to a Prior Notice (defined below), elected not to recapture any particular space that Tenant intended to sublet or assign, and
                  (ii) Tenant proposes to sublet or assign such space to an occupant of the Building within six (6) months following Landlord's election, Landlord shall not be entitled to withhold its consent to such proposed Transfer solely because the proposed transferee is an occupant of the Building. Tenant acknowledges that the foregoing is not intended to be an exclusive list of the reasons for which Landlord may reasonably withhold its consent to a proposed Transfer. Any attempted Transfer in violation of the terms of this Article shall, at Landlord's option, be void. Consent by Landlord to one or more Transfers shall not operate as a waiver of Landlord's rights as to any subsequent Transfers. In addition, Tenant shall not, without Landlord's consent, publicly advertise the proposed rental rate for any Transfer, provided that Tenant shall be entitled to distribute customary direct broker mailings containing the proposed rental rate for a Transfer.

         B. Permitted Transfers. Notwithstanding anything to the contrary contained herein or in Section XIII.D., Tenant may assign its entire interest under this Lease or sublet the Premises to a wholly owned corporation, partnership or other legal entity or controlled subsidiary or parent of Tenant or to any successor to Tenant by purchase, merger, consolidation or reorganization (hereinafter, collectively, referred to as "Permitted Transfer") without the consent of Landlord, provided: (i) Tenant is not in default under this Lease; (ii) if such proposed transferee is a successor to Tenant by purchase, merger, consolidation or reorganization, the continuing or surviving entity shall own all or substantially all of the assets of Tenant and shall have a net worth which is at least equal to the greater of Tenant's net worth at the date of this Lease or Tenant's net worth at the date of the Transfer; (iii) such proposed transferee operates the business in the Premises for the Permitted Use and no other purpose; and (iv) in no event shall any Transfer release or relieve Tenant from any of its obligations under this Lease. Tenant shall give Landlord written notice at least thirty (30) days prior to the effective date of such Permitted Transfer. As used herein: (a) 'parent' shall mean a company which owns a majority of Tenant's voting equity; (b) "controlled" or "subsidiary" shall mean a entity wholly owned by Tenant or at least fifty-one percent (51%) of whose voting equity is owned by Tenant; and
                  (c) 'affiliate' shall mean an entity controlled, controlling or under common control with Tenant. Notwithstanding the foregoing, sale of the shares of equity of any affiliate or subsidiary to which this Lease has been assigned or transferred other than to another parent, subsidiary or affiliate of the original Tenant named hereunder shall be deemed to be an assignment requiring the consent of Landlord hereunder. In no event shall Landlord have the right to terminate this Lease with respect to any space that Tenant assigns or sublets pursuant to a Permitted Transfer.

         C.. Procedure for Obtaining Consent to Transfer. Tenant, prior to entering into a sublease or assignment (except pursuant to a Permitted Transfer), shall have the obligation to advise Landlord (the "Prior Notice") of its intention to sublet the Premises or assign this Lease. Such Prior Notice shall describe the space Tenant intends to sublet or assign and the effective date thereof. Landlord, within sixty (60) days after receipt of the Prior Notice, shall have the right to terminate this Lease with respect to the space that Tenant intends to sublet or assign as of the effective date set forth in the Prior Notice. If Landlord fails to exercise its right to terminate within sixty (60) days after the Prior Notice, for the next six (6) months thereafter Landlord shall not have the right to recapture the space that was described in Tenant's Prior Notice and Tenant shall have the right to sublet or assign such space subject only to Landlord's right to reasonably grant or withhold consent to the proposed Transfer as described below. If Tenant requests Landlord's consent to a Transfer, Tenant, together with such request for consent, shall provide Landlord with the name of the proposed transferee and the nature of the business of the proposed transferee, the term, use, rental rate and all other material terms and conditions of the proposed Transfer, including, without limitation, a copy of the proposed assignment, sublease or other contractual documents and evidence satisfactory to Landlord that the proposed transferee is financially responsible. Landlord, within thirty (30) days after its receipt of all information and documentation required herein, shall either consent to or reasonably refuse to consent to such Transfer in writing. Notwithstanding the foregoing, if (i) the proposed Transfer is not a Permitted Transfer, and (ii) Tenant failed to provide Landlord with a Prior Notice, Landlord, within sixty (60) days after its receipt of all information and documentation required herein, may either reasonably grant or refuse to grant consent to the proposed transfer or may cancel and terminate this Lease with respect to the space and the portion of the Lease Term that Tenant proposes to Transfer. In the event Landlord fails to respond to any request for consent within the thirty (30) day or sixty (60) day period set forth above, as applicable, Tenant shall have the right to provide Landlord with a second request for consent. If Landlord's failure to respond continues for ten (10) days after its receipt of such second request for consent, the Transfer for which Tenant has requested consent shall be deemed to have been approved by Landlord. Tenant's second request for consent shall state that Landlord's failure to respond within a period of ten (10) days shall be deemed to be an approval by Landlord. In the event Landlord consents to any such Transfer, the Transfer and consent thereto shall be in a form approved by Landlord, and Tenant shall bear all actual costs and expenses reasonably incurred by Landlord in connection with the review and approval of such documentation.

         D. Proceeds of Transfer. In addition to the Rent hereunder, Tenant hereby covenants and agrees to pay to Landlord sixty percent (60%) of all rent and other consideration which it receives which is in excess of the Rent payable hereunder (without regard to any rent credits and abatements herein granted to Tenant) within ten (10) days following receipt thereof by Tenant. In determining excess rent in connection with an assignment or subletting, Tenant may deduct all of its reasonable expenses in connection with such subletting or assignment, including the following expenditures resulting from such subletting or assignment: 1) brokerage and marketing fees; 2) legal fees; 3) construction costs, including, without limitation, design fees; and 4) financial concessions granted in such sublease or assignment. In addition to any other rights Landlord may have in connection with an uncured event of default by Tenant, Landlord shall have the right to contact any transferee and require that all payments made pursuant to the Transfer shall be made directly to Landlord.

         E. Change of Ownership. If Tenant is a corporation, limited liability company or similar entity, and if at any time during the Lease Term the entity or entities who own the voting shares at the time of the execution of this Lease cease for any reason (including but not limited to merger, consolidation or other reorganization involving another corporation) to own a majority of such shares, or if Tenant is a partnership and if at any time during the Lease Term the general partner or partners who own the general partnership interests in the partnership at the time of the execution of this Lease, cease for any reason to own a majority of such interests (except as the result of transfers by gift, bequest or inheritance to or for the benefit of members of the immediate family of such original shareholder[s] or partner[s]), such an event shall be deemed to be a Transfer. The preceding sentence shall not apply whenever Tenant is a corporation, the outstanding stock of which is listed on a recognized security exchange, or if at least eighty percent (80%) of its voting stock is owned by another corporation, the voting stock of which is so listed.

         F. No Release. Any Transfer consented to by Landlord in accordance with this Article XIII shall be only for the Permitted Use and for no other purpose. In no event shall any Transfer release or relieve Tenant or any Guarantors from any obligations under this Lease.

XIV.     LIENS.

         Tenant will not permit any mechanic's liens or other liens to be placed upon the Premises or Tenant's leasehold interest therein, the Building, or the Property. Landlord's title to the Building and Property is and always shall be paramount to the interest of Tenant, and nothing herein contained shall empower Tenant to do any act that can, shall or may encumber Landlord's title. In the event any such lien does attach, Tenant shall, within five (5) days of notice of the filing of said lien, either discharge or bond over such lien to the satisfaction of Landlord and Landlord's Mortgagee (as hereinafter defined), and in such a manner as to remove the lien as an encumbrance against the Building and Property. If Tenant shall fail to so discharge or bond over such lien, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to bond over or discharge the same. Any amount paid by Landlord for any of the aforesaid purposes, including reasonable attorneys' fees (if and to the extent permitted by law) shall be paid by Tenant to Landlord on demand as Additional Base Rental. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the Building from such liens.

XV.      INDEMNITY AND WAIVER OF CLAIMS.

         A. Tenant shall indemnify, defend and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, Mortgagee(s) and agents, and the respective principals and members of any such agents (collectively the "Landlord Related Parties") harmless against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by law), which may be imposed upon, incurred by, or asserted against Landlord or any of the Landlord Related Parties and arising, directly or indirectly, out of or in connection with the use, occupancy or maintenance of the Premises by, through or under Tenant including, without limitation, any of the following: (1) any work or thing done in, on or about the Premises or any part thereof by Tenant or any of its transferees, agents, servants, contractors, employees, customers, licensees or invitees; (2) any use, non-use, possession, occupation, condition, operation or maintenance of the Premises or any part thereof; (3) any act or omission of Tenant or any of its transferees, agents, servants, contractors, employees, customers, licensees or invitees, regardless of whether such act or omission occurred within the Premises; (4) any injury or damage to any person or property occurring in, on or about the Premises or any part thereof; or (5) any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease with which Tenant must comply or perform. In case any action or proceeding is brought against Landlord or any of the Landlord Related Parties by reason of any of the foregoing, Tenant shall, at Tenant's sole cost and expense, resist and defend such action or proceeding with counsel approved by Landlord or, at Landlord's option, reimburse Landlord for the cost of any counsel retained directly by Landlord to defend and resist such action or proceeding.

         B. Landlord and the Landlord Related Parties shall not be liable for, and Tenant hereby waives, all claims for loss or damage to Tenant's business or damage to person or property sustained by Tenant or any person claiming by, through or under Tenant [including Tenant's principals, agents and employees (collectively, the "Tenant Related Parties")] resulting from any accident or occurrence in, on or about the Premises, the Building or the Property, including, without limitation, claims for loss, theft or damage resulting from: (1) the Premises, Building, or Property, or any equipment or appurtenances becoming out of repair; (2) wind or weather; (3) any defect in or failure to operate, for whatever reason, any sprinkler, heating or air-conditioning equipment, electric wiring, gas, water or steam pipes; (4) broken glass; (5) the backing up of any sewer pipe or downspout; (6) the bursting, leaking or running of any tank, water closet, drain or other pipe; (7) the escape of steam or water; (8) water, snow or ice being upon or coming through the roof, skylight, stairs, doorways, windows, walks or any other place upon or near the Building; (9) the falling of any fixture, plaster, tile or other material; or (10) any act, omission or negligence of other tenants, licensees or any other persons or occupants of the Building or of adjoining or contiguous buildings, or owners of adjacent or contiguous property or the public, or by construction of any private, public or quasi-public work. Notwithstanding the foregoing, except as provided in Article XVII to the contrary, Tenant shall not be required to waive any claims against Landlord (other than for loss or damage to Tenant's business) where such loss or damage is due to Landlord's negligence or willful misconduct or Landlord's failure to make repairs within a reasonable period after receiving notice from Tenant of the need for such repairs. Nothing herein shall be construed as to diminish the repair and maintenance obligations of Landlord contained elsewhere in this Lease. To the maximum extent permitted by law, Tenant agrees to use and occupy the Premises, and to use such other portions of the Building as Tenant is herein given the right to use, at Tenant's own risk.

XVI.     TENANT'S INSURANCE.

         A. At all times commencing on and after the earlier of the Commencement Date and the date Tenant or its agents, employees or contractors enters the Premises for any purpose, Tenant shall carry and maintain, at its sole cost and expense:

                  1. Commercial General Liability Insurance applicable to the Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit of Two Million Dollars ($2,000,000.00), with a contractual liability endorsement covering Tenant's indemnity obligations under this Lease.

                  2. All Risks of Physical Loss Insurance written at replacement cost value and with a replacement cost endorsement covering all of Tenant's Property in the Premises.

                  3. Workers' Compensation Insurance as required by the state in which the Premises is located and in amounts as may be required by applicable statute, and Employers' Liability Coverage of One Million Dollars ($1,000,000.00) per occurrence.

                  4. Whenever good business practice, in Landlord's reasonable judgment, indicates the need of additional insurance coverage or different types of insurance in connection with the Premises or Tenant's use and occupancy thereof, Tenant shall, upon request, obtain such insurance at Tenant's expense and provide Landlord with evidence thereof.

         B. Except for items for which Landlord is responsible under the Work Letter Agreement, before any repairs, alterations, additions, improvements, or construction are undertaken by or on behalf of Tenant, Tenant shall carry and maintain, at its expense, or Tenant shall require any contractor performing work on the Premises to carry and maintain, at no expense to Landlord, in addition to Workers' Compensation Insurance as required by the jurisdiction in which the Building is located, All Risk Builder's Risk Insurance in the amount of the replacement cost of any alterations, additions or improvements (or such other amount reasonably required by Landlord) and Commercial General Liability Insurance (including, without limitation, Contractor's Liability coverage, Contractual Liability coverage and Completed Operations coverage,) written on an occurrence basis with a minimum combined single limit of Two Million Dollars ($2,000,000.00) and adding "the named Landlord hereunder (or any successor thereto), Equity Office Properties Trust, a Maryland real estate investment trust, EOP Operating Limited Partnership, a Delaware limited partnership, and their respective members, principals, beneficiaries, partners, officers, directors, employees, agents and any Mortgagee(s)", and other designees of Landlord as the interest of such designees shall appear, as additional insureds (collectively referred to as the "Additional Insureds").

         C. Any company writing any insurance which Tenant is required to maintain or cause to be maintained pursuant to the terms of this Lease (all such insurance as well as any other insurance pertaining to the Premises or the operation of Tenant's business therein being referred to as "Tenant's Insurance"), as well as the form of such insurance, shall at all times be subject to Landlord's reasonable approval, and each such insurance company shall have an A.M. Best rating of "A-" or better and shall be licensed and qualified to do business in the state in which the Premises is located. All policies evidencing Tenant's Insurance (except for Workers' Compensation Insurance) shall specify Tenant as named insured and the Additional Insureds as additional insureds. Provided that the coverage afforded Landlord and any designees of Landlord shall not be reduced or otherwise adversely affected, all of Tenant's Insurance may be carried under a blanket policy covering the Premises and any other of Tenant's locations. All policies of Tenant's Insurance shall contain endorsements that the insurer(s) will give to Landlord and its designees at least thirty (30) days' advance written notice of any change, cancellation, termination or lapse of said insurance. Tenant shall be solely responsible for payment of premiums for all of Tenant's Insurance. Tenant shall deliver to Landlord at least fifteen (15) days prior to the time

                  Tenant's Insurance is first required to be carried by Tenant, and upon renewals at least fifteen (15) days prior to the expiration of any such insurance coverage, a certificate of insurance of all policies procured by Tenant in compliance with its obligations under this Lease. The limits of Tenant's Insurance shall in no event limit Tenant's liability under this Lease.

         D. Tenant shall not do or fail to do anything in, upon or about the Premises which will: (1) violate the terms of any of Landlord's insurance policies; (2) prevent Landlord from obtaining policies of insurance acceptable to Landlord or any Mortgagees; or (3) result in an increase in the rate of any insurance on the Premises, the Building, any other property of Landlord or of others within the Building. In the event of the occurrence of any of the events set forth in this Section, Tenant shall pay Landlord upon demand, as Additional Base Rental, the cost of the amount of any increase in any such insurance premium, provided that the acceptance by Landlord of such payment shall not be construed to be a waiver of any rights by Landlord in connection with a default by Tenant under the Lease. If Tenant fails to obtain the insurance coverage required by this Lease, Landlord may, at its option, obtain such insurance for Tenant, and Tenant shall pay, as Additional Base Rental, the cost of all premiums thereon and all of Landlord's costs associated therewith.

XVII.    SUBROGATION.

         Notwithstanding anything set forth in this Lease to the contrary, Landlord and Tenant do hereby waive any and all right of recovery, claim, action or cause of action against the other, their respective principals, beneficiaries, partners, officers, directors, agents, and employees, and, with respect to Landlord, its Mortgagee(s), for any loss or damage that may occur to Landlord or Tenant or any party claiming by, through or under Landlord or Tenant, as the case may be, with respect to their respective property, the Building, the Property or the Premises or any addition or improvements thereto, or any contents therein, by reason of fire, the elements or any other cause, regardless of cause or origin, including the negligence of Landlord or Tenant, or their respective principals, beneficiaries, partners, officers, directors, agents and employees and, with respect to Landlord, its Mortgagee(s), which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance. Since this mutual waiver will preclude the assignment of any such claim by subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant each agree to give each insurance company which has issued, or in the future may issue, policies of insurance, with respect to the items covered by this waiver, written notice of the terms of this mutual waiver, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of any of the coverage provided by such insurance policies by reason of such mutual waiver. For the purpose of the foregoing waiver, the amount of any deductible applicable to any loss or damage shall be deemed covered by, and recoverable by the insured under the insurance policy to which such deductible relates. In the event that Tenant is permitted to and self-insures any risk which would have been covered by the insurance required to be carried by Tenant pursuant to Article XVI of the Lease, or if Tenant fails to carry any insurance required to be carried by Tenant pursuant to Article XVI of this Lease, then all loss or damage to Tenant, its leasehold interest, its business, its property, the Premises or any additions or improvements thereto or contents thereof shall be deemed covered by and recoverable by Tenant under valid and collectible policies of insurance.

XVIII.   LANDLORD'S INSURANCE.

         Landlord shall maintain liability insurance as well as property insurance on the Building in such amounts as Landlord reasonably elects, provided that during the Lease Term Landlord shall maintain standard so-called "all risk" property insurance covering the Building in an amount equal to the replacement cost thereof (excluding the core and foundation) at the time in question. The cost of such insurance shall be included as a part of the Basic Costs, and payments for losses and recoveries thereunder shall be made solely to Landlord or the Mortgagees of Landlord as their interests shall appear.

XIX.     CASUALTY DAMAGE.

         A. If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged that in Landlord's reasonable judgment, substantial alteration or reconstruction of the Building shall be required (whether or not the Premises has been damaged by such casualty) or in the event Landlord will not be permitted by applicable law to rebuild the Building in substantially the same form as existed prior to the fire or casualty or in the event the Premises has been materially damaged and there is less than two (2) years of the Lease Term remaining on the date of such casualty or in the event any Mortgagee should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt or in the event of any material uninsured loss to the Building, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such casualty. Such termination shall be effective as of the date of fire or casualty, with respect to any portion of the Premises that was rendered untenantable, and the effective date of termination specified in Landlord's notice, with respect to any portion of the Premises that remained tenantable. If Landlord does not elect to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Building (provided that Landlord shall not be required to restore any unleased premises in the Building) and the Leasehold Improvements (but excluding any improvements, alterations or additions made by Tenant in violation of this Lease) located within the Premises to substantially the same condition they were in immediately prior to the happening of the casualty. Notwithstanding the foregoing, Landlord's obligation to restore the Building, and the Leasehold Improvements, if any, shall not require Landlord to expend for such repair and restoration work more than the insurance proceeds actually received by the Landlord as a result of the casualty. When repairs to the Premises have been completed by Landlord, Tenant shall complete the restoration or replacement of all Tenant's Property necessary to permit Tenant's reoccupancy of the Premises, and Tenant shall present Landlord with evidence satisfactory to Landlord of Tenant's ability to pay such costs prior to Landlord's commencement of repair and restoration of the Premises. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of Rent on a per diem basis during the time and to the extent any damage to the Premises causes the Premises to be rendered untenantable and not used by Tenant. If the Premises or any other portion of the Building is damaged by fire or other casualty resulting from the negligence of Tenant or any Tenant Related Parties, the Rent hereunder shall not be diminished during any period during which the Premises, or any portion thereof, is untenantable (except to the extent Landlord is entitled to be reimbursed by the proceeds of any rental interruption insurance), and Tenant shall be liable to Landlord for the cost of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds. Landlord and Tenant hereby waive the provisions of any law from time to time in effect during the Lease Term relating to the effect upon leases of partial or total destruction of leased property. Landlord and Tenant agree that their respective rights in the event of any damage to or destruction of the Premises shall be those specifically set forth herein.

         B. Notwithstanding anything in this Article XIX to the contrary, if all or any portion of the Premises shall be made untenantable by a fire or other casualty, Landlord shall with reasonable promptness, cause an architect or general contractor selected by Landlord to estimate the amount of time required to substantially complete repair and restoration of the Premises and make the Premises tenantable again, using standard working methods (the "Completion Estimate"). If the Completion Estimate indicates that the Premises cannot be made tenantable within nine (9) months after the date of the casualty, either party shall have the right to terminate this Lease by giving written notice to the other of such election within ten (10) days after its receipt of the Completion Estimate. Tenant, however, shall not have the right to terminate this Lease in the event that the fire or casualty in question was caused by the negligence or intention misconduct of Tenant or any Tenant Related Parties. If the Completion Estimate indicates that the Premises can be made tenantable within nine (9) months after the date of the casualty and Landlord has not otherwise exercised its right to terminate the Lease pursuant to the terms hereof, or if the Completion Estimate indicates that the Premises cannot be made tenantable within nine (9) months but neither party terminates this Lease pursuant to this Article XIX, Landlord shall proceed with reasonable promptness to repair and restore the Premises. Notwithstanding the foregoing, if Tenant was entitled to but elected not to exercise its right to terminate the Lease and Landlord does not substantially complete the repair and restoration the Premises within two (2) months after the expiration of the estimated period of time set forth in the Completion Estimate, which period shall be extended to the extent of any Reconstruction Delays, then Tenant may terminate this Lease by written notice to Landlord within fifteen (15) days after the expiration of such period, as the same may be extended. For purposes of this Lease, the term "Reconstruction Delays" shall mean: (i) any delays caused by Tenant; and (ii) any delays caused by events of Force Majeure.

XX.      DEMOLITION.

Intentionally Omitted.

XXI.     CONDEMNATION.

         If (a) the whole or any substantial part of the Premises or (b) any portion of the Building or Property which would leave the remainder of the Building unsuitable for use as an office building comparable to its use on the Commencement Date, shall be taken or condemned for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, then Landlord may, at its option, terminate this Lease effective as of the date the physical taking of said Premises or said portion of the Building or Property shall occur. In the event this Lease is not terminated, the Rentable Area of the Building, the Rentable Area of the Premises and Tenant's Pro Rata Share shall be appropriately adjusted. In addition, Rent for any portion of the Premises so taken or condemned shall be abated during the unexpired term of this Lease effective when the physical taking of said portion of the Premises shall occur. All compensation awarded for any such taking or condemnation, or sale proceeds in lieu thereof, shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by Tenant, except for any portions of such award or proceeds which are specifically allocated by the condemning or purchasing party for the taking of or damage to trade fixtures of Tenant, which Tenant specifically reserves to itself.

XXII.    EVENTS OF DEFAULT.

         The following events shall be deemed to be events of default under this
Lease:

         A. Tenant shall fail to pay when due any Base Rental, Additional Base Rental or other Rent under this Lease and such failure shall continue for three (3) days after written notice from Landlord (hereinafter sometimes referred to as a "Monetary Default").

         B. Any failure by Tenant (other than a Monetary Default) to comply with any term, provision or covenant of this Lease, including, without limitation, the rules and regulations, which failure is not cured within ten (10) days after delivery to Tenant of notice of the occurrence of such failure (or such longer period of time as may be reasonably necessary to cure (not to exceed 60 days), provided that Tenant commences to cure such default within ten (10) days after notice from Landlord and, from time to time upon request of Landlord, furnishes Landlord with evidence that demonstrates, in Landlord's reasonable judgment, that Tenant is diligently pursuing a course that will remedy such failure), provided that if any such failure creates a hazardous condition, the hazardous condition must be cured immediately. Notwithstanding the foregoing, if Tenant fails to comply with any particular provision or covenant of this Lease, including, without limitation, Tenant's obligation to pay Rent when due, on three (3) occasions during any twelve
                  (12) month period, any subsequent violation of such provision or covenant shall be considered to be an incurable default by Tenant.

         C. Tenant or any Guarantor shall become insolvent, or shall make a transfer in fraud of creditors, or shall commit an act of bankruptcy or shall make an assignment for the benefit of creditors, or Tenant or any Guarantor shall admit in writing its inability to pay its debts as they become due.

         D. Tenant or any Guarantor shall file a petition under any section or chapter of the United States Bankruptcy Code, as amended, pertaining to bankruptcy, or under any similar law or statute of the United States or any State thereof, or Tenant or any Guarantor shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any Guarantor thereunder; or a petition or answer proposing the adjudication of Tenant or any Guarantor as a debtor or its reorganization under any present or future federal or state bankruptcy or similar law shall be filed in any court and such petition or answer shall not be discharged or denied within sixty (60) days after the filing thereof.

         E. A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any Guarantor or of the Premises or of any of Tenant's Property located thereon in any proceeding brought by Tenant or any Guarantor, or any such receiver or trustee shall be appointed in any proceeding brought against Tenant or any Guarantor and shall not be discharged within sixty (60) days after such appointment or Tenant or such Guarantor shall consent to or acquiesce in such appointment.

         F. The leasehold estate hereunder shall be taken on execution or other process of law or equity in any action against Tenant.

         G. The liquidation, termination, dissolution, forfeiture of right to do business, or death of Tenant or any Guarantor.

         H. Tenant is in default beyond any notice and cure period under any other lease with Landlord.

XXIII.   REMEDIES.

         A. Upon the occurrence of any event or events of default under this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice (except as expressly prescribed in Article XXII above) or demand whatsoever (and without limiting the generality of the foregoing, Tenant hereby specifically waives notice and demand for payment of Rent or other obligations due [except as expressly prescribed in Article XXII above] and waives any and all other notices or demand requirements imposed by applicable law):

                  1. Terminate this Lease or Tenant's right to possession, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises upon termination of the Lease or Tenant's right to possession, Landlord may without prejudice to any other remedy which it may have, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying said Premises, or any part thereof, and Tenant hereby agrees to pay to Landlord on demand the amount of all loss and damage, including consequential damage, which Landlord may suffer by reason of such termination, whether through inability to relet the

                           Premises on satisfactory terms or otherwise, specifically including but not limited to all Costs of Reletting (hereinafter defined) and any deficiency that may arise by reason of any reletting or failure to relet. Any reletting by Landlord shall be on such conditions (which may include concessions, free rent and alterations of the Premises) and for such uses as Landlord in its absolute discretion may determine, and Landlord may collect and receive any rents payable by reason of such reletting. Landlord agrees to use reasonable efforts to mitigate damages, provided that such reasonable efforts shall not require Landlord to relet the Premises in preference to any other space in the Building or to relet the Premises to any party that Landlord could reasonably reject as a transferee pursuant to Article XIII hereof.

                  2.       Intentionally Omitted.

                  3. Enter upon the Premises without having any civil or criminal liability therefor, and do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any expense which Landlord may incur in thus affecting compliance with Tenant's obligations under this Lease together with interest at the lesser of a per annum rate equal to: (a) the Maximum Rate, or (b) the Prime Rate plus five percent (5%).

                  4. In order to regain possession of the Premises and to deny Tenant access thereto in any instance in which Landlord has terminated this Lease or Tenant's right to possession, or to limit access to the Premises in accordance with local law in the event of a default by Tenant, Landlord or its agent may, at the expense and liability of the Tenant, alter or change any or all locks or other security devices controlling access to the Premises without posting or giving notice of any kind to Tenant. Landlord shall have no obligation to provide Tenant a key or grant Tenant access to the Premises so long as Tenant is in default under this Lease. Tenant shall not be entitled to recover possession of the Premises, terminate this Lease, or recover any actual, incidental, consequential, punitive, statutory or other damages or award of attorneys' fees, by reason of Landlord's alteration or change of any lock or other security device. Landlord may, without notice, remove and either dispose of or store, at Tenant's expense, any property belonging to Tenant that remains in the Premises after Landlord has regained possession thereof.

                  5. Terminate this Lease, in which event, Tenant shall immediately surrender the Premises to Landlord and pay to Landlord the sum of: (a) all Rent accrued hereunder through the date of termination, and, upon Landlord's determination thereof, (b) an amount equal to: the total Rent that Tenant would have been required to pay for the remainder of the Lease Term discounted to present value at the Prime Rate then in effect, minus the then present fair rental value of the Premises for the remainder of the Lease Term, similarly discounted, after deducting all anticipated Costs of Reletting (as defined below).

         B. For purposes of this Lease, the term "Costs of Reletting" shall mean all costs and expenses incurred by Landlord in connection with the reletting of the Premises, including without limitation, the cost of cleaning, renovation, repairs, decoration and alteration of the Premises for a new tenant or tenants, advertisement, marketing, brokerage and legal fees (if and to the extent permitted by law), the cost of protecting or caring for the Premises while vacant, the cost of removing and storing any property located on the Premises, any increase in insurance premiums caused by the vacancy of the Premises and any other out-of-pocket expenses incurred by Landlord including tenant incentives, allowances and inducements.

         C. Except as otherwise herein provided, no repossession or re-entering of the Premises or any part thereof pursuant to
                  Article XXIII hereof or otherwise shall relieve Tenant or any Guarantor of its liabilities and obligations hereunder, all of which shall survive such repossession or re-entering. Notwithstanding any such repossession or re-entering by reason of the occurrence of an event of default, Tenant will pay to Landlord the Rent required to be paid by Tenant pursuant to this Lease. In no event, however, shall Landlord be entitled to a double recovery of damages in connection with Landlord's exercise of one or more of the remedies provided herein.

         D. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing by agreement, applicable law or in equity. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. In no event, however, shall Landlord be entitled to a double recovery of damages in connection with Landlord's exercise of one or more of the remedies provided herein.

         E. This Article XXIII shall be enforceable to the maximum extent such enforcement is not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion.

XXIV.    LIMITATION OF LIABILITY.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD HEREUNDER) TO TENANT SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE BUILDING, AND TENANT AGREES TO LOOK SOLELY TO LANDLORD'S INTEREST IN THE BUILDING FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST THE LANDLORD, IT BEING INTENDED THAT NEITHER LANDLORD NOR ANY MEMBER, PRINCIPAL, PARTNER, SHAREHOLDER, OFFICER, DIRECTOR OR BENEFICIARY OF LANDLORD SHALL BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY. TENANT HEREBY COVENANTS THAT, PRIOR TO THE FILING OF ANY SUIT FOR AN ALLEGED DEFAULT BY LANDLORD HEREUNDER, IT SHALL GIVE LANDLORD AND ALL MORTGAGEES WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES OR DEED OF TRUST LIENS ON THE PROPERTY, BUILDING OR PREMISES NOTICE AND REASONABLE TIME TO CURE SUCH ALLEGED DEFAULT BY LANDLORD.

XXV.     NO WAIVER.

         Failure of Landlord to declare any default immediately upon its occurrence, or delay in taking any action in connection with an event of default shall not constitute a waiver of such default, nor shall it constitute an estoppel against Landlord, but Landlord shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Failure by Landlord to enforce its rights with respect to any one default shall not constitute a waiver of its rights with respect to any subsequent default. Receipt by Landlord of Tenant's keys to the Premises shall not constitute an acceptance or surrender of the Premises.

XXVI.    EVENT OF BANKRUPTCY.

         In addition to, and in no way limiting the other remedies set forth herein, Landlord and Tenant agree that if Tenant ever becomes the subject of a voluntary or involuntary bankruptcy, reorganization, composition, or other similar type proceeding under the federal bankruptcy laws, as now enacted or hereinafter amended, then:

         A. "Adequate protection" of Landlord's interest in the Premises pursuant to the provisions of Section 361 and 363 (or their successor sections) of the Bankruptcy Code, 11 U.S.C. Section 101 et seq., (such Bankruptcy Code as amended from time to time being herein referred to as the "Bankruptcy Code"), prior to assumption and/or assignment of the Lease by Tenant shall include, but not be limited to all (or any part) of the following:

                  1. the continued payment by Tenant of the Base Rental and all other Rent due and owing hereunder and the performance of all other covenants and obligations hereunder by Tenant;

                  2. the furnishing of an additional/new security deposit by Tenant in the amount of three (3) times the then current monthly Base Rental.

         B. "Adequate assurance of future performance" by Tenant and/or any assignee of Tenant pursuant to Bankruptcy Code Section 365 will include (but not be limited to) payment of an additional/new Security Deposit in the amount of three (3) times the then current monthly Base Rental payable hereunder.

         C. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed without further act or deed to have assumed all of the obligations of Tenant arising under this Lease on and after the effective date of such assignment. Any such assignee shall, upon demand by Landlord, execute and deliver to Landlord an instrument confirming such assumption of liability.

         D. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of the Landlord under this Lease, whether or not expressly denominated as "Rent," shall constitute "rent" for the purposes of Section 502(b) (6) of the Bankruptcy Code.

         E. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered to Landlord (including Base Rentals and other Rent hereunder), shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the bankruptcy estate of Tenant. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust by Tenant or Tenant's bankruptcy estate for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

         F. If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the Tenant, then notice of such proposed offer/assignment, setting forth: (1) the name and address of such person or entity, (2) all of the terms and conditions of such offer, and (3) the adequate assurance to be provided Landlord to assure such person's or entity's future performance under the Lease, shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant, but in any event no later than ten
                  (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assumption and assignment, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such persons or entity, less any brokerage commission which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

         G. To the extent permitted by law, Landlord and Tenant agree that this Lease is a contract under which applicable law excuses Landlord from accepting performance from (or rendering performance to) any person or entity other than Tenant within the meaning of Sections 365(c) and 365(e) (2) of the Bankruptcy Code.

XXVII. WAIVER OF JURY TRIAL.

         Landlord and Tenant hereby waive any right to a trial by jury in any action or proceeding based upon, or related to, the subject matter of this Lease. This waiver is knowingly, intentionally, and voluntarily made by Tenant, and Tenant acknowledges that neither Landlord nor any person acting on behalf of Landlord has made any representations of fact to induce this waiver of trial by jury or in any way to modify or nullify its effect. Tenant further acknowledges that it has been represented (or has had the opportunity to be represented) in the signing of this Lease and in the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel.

XXVIII. RELOCATION.

Intentionally Omitted.

XXIX.    HOLDING OVER.

         In the event of holding over by Tenant after expiration or other termination of this Lease or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to Articles XXII and XXIII hereof, occupancy of the Premises subsequent to such termination or expiration shall be that of a tenancy at sufferance and in no event for month-to-month or year-to-year. Tenant shall, throughout the entire holdover period, be subject to all the terms and provisions of this Lease and shall pay for its use and occupancy an amount (on a per month basis without reduction for any partial months during any such holdover) equal to one hundred fifty percent (150%) of the sum of the Base Rental and Additional Base Rental due for the period immediately preceding such holding over, provided that in no event shall Base Rental and Additional Base Rental during the holdover period be less than the fair market rental for the Premises. Notwithstanding the foregoing, if such holding over continues for more than sixty (60) days, effective as of the sixty-first (61st) day, holdover rent shall increase to 200% of the sum of the Base Rental and Additional Base Rental due for the period immediately preceding such holding over. No holding over by Tenant or payments of money by Tenant to Landlord after the expiration of the term of this Lease shall be construed to extend the Lease Term or prevent Landlord from recovery of immediate possession of the Premises by summary proceedings or otherwise. In addition to the obligation to pay the amounts set forth above during any such holdover period, Tenant also shall be liable to Landlord for all damage, including any consequential damage, which Landlord may suffer by reason of any holding over by Tenant, and Tenant shall indemnify Landlord against any and all claims made by any other tenant or prospective tenant against Landlord for delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant. Notwithstanding the foregoing, Tenant shall not be liable for consequential damages unless: (1) Landlord notifies Tenant that it has entered into a lease for the Premises; and (2) Tenant fails to vacate the Premises within thirty (30) days after the later to occur of the date of Landlord's notice or the termination date of the Lease. Landlord agrees to use reasonable efforts to mitigate any consequential damages.

XXX.     SUBORDINATION TO MORTGAGES; ESTOPPEL CERTIFICATE.

         A. Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust, ground lease or other lien presently existing or hereafter arising upon the Premises, or upon the Building and/or the Property and to any renewals, modifications, refinancings and extensions thereof (any such mortgage, deed of trust, lease or other lien being hereinafter referred to as a "Mortgage", and the person or entity having the benefit of same being referred to hereinafter as a "Mortgagee"), but Tenant agrees that any such Mortgagee shall have the right at any time to subordinate such Mortgage to this Lease on such terms and subject to such conditions as such Mortgagee may deem appropriate in its discretion. This clause shall be self-operative and no further instrument of subordination shall be required. However, Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any Mortgage, and Tenant agrees upon demand to execute such further instruments subordinating this Lease, acknowledging the subordination of this Lease or attorning to the holder of any such Mortgage as Landlord may request. If any person shall succeed to all or part of Landlord's interests in the Premises whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, and if and as so requested or required by such successor-in-interest, Tenant shall, without charge, attorn to such successor-in-interest. Tenant agrees that it will from time to time upon request by Landlord and, within five (5) days of the date of such request, execute and deliver to such persons as Landlord shall request an estoppel certificate or other similar statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which Rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require.

         B. Notwithstanding Section XXX.A. above to the contrary, this agreement shall be contingent upon the execution of a subordination, non-disturbance and attornment agreement by Tenant and Landlord's current Mortgagee on the form attached hereto as Exhibit I. In addition, Landlord will obtain a non-disturbance, subordination and attornment agreement from any future Mortgagee on such future Mortgagee's then current standard form of agreement. Landlord's failure to obtain a non-disturbance, subordination and attornment agreement for Tenant shall have no effect on the rights, obligations and liabilities of Landlord and Tenant or be considered to be a default by Landlord hereunder. Landlord's failure to obtain a non-disturbance, subordination and attornment agreement for Tenant from any future Mortgagee shall have no effect on the rights, obligations and liabilities of Landlord and Tenant or be considered to be a default by Landlord hereunder, provided that if such future Mortgagee is unwilling to enter into a non-disturbance, subordination and attornment agreement with Tenant on its then current standard form, Tenant shall not be required to subordinate its leasehold interest to the interest of such future Mortgagee. If, however, Tenant is unwilling to enter into a non-disturbance, subordination and attornment agreement on such future Mortgagee's standard form of agreement, such refusal shall be considered to be a default hereunder by Tenant and this Lease shall automatically be subordinated to the interest of such future Mortgagee.

XXXI.    ATTORNEYS' FEES.

         In the event that Landlord should retain counsel and/or institute any suit against Tenant for violation of or to enforce any of the covenants or conditions of this Lease, or should Tenant institute any suit against Landlord for violation of any of the covenants or conditions of this Lease, or should either party intervene in any suit in which the other is a party to enforce or protect its interest or rights hereunder, the prevailing party in any such suit shall be entitled to all of its costs, expenses and reasonable fees of its attorney(s) (if and to the extent permitted by law) in connection therewith.

XXXII. NOTICE.

         Whenever any demand, request, approval, consent or notice ("Notice") shall or may be given to either of the parties by the other, each such Notice shall be in writing and shall be sent by registered or certified mail with return receipt requested, or sent by overnight courier service (such as Federal Express) at the respective addresses of the parties for notices as set forth in
Section I.A.10. of this Lease, provided that if Tenant has vacated the Premises or is in default of this Lease Landlord may serve Notice by any manner permitted by law. Any Notice under this Lease delivered by registered or certified mail shall be deemed to have been given, delivered, received and effective on the earlier of (a) the third day following the day on which the same shall have been mailed with sufficient postage prepaid or (b) the delivery date indicated on the return receipt. Notice sent by overnight courier service shall be deemed given, delivered, received and effective upon the day after such notice is delivered to or picked up by the overnight courier service. Either party may, at any time, change its Notice Address by giving the other party Notice stating the change and setting forth the new address.

XXXIII. LANDLORD'S LIEN.

INTENTIONALLY OMITTED, provided that the deletion of this Article shall not be construed to be a waiver of Landlord's lien rights as provided by law.

XXXIV. EXCEPTED RIGHTS.

         This Lease does not grant any rights to light or air over or about the Building. Landlord specifically excepts and reserves to itself the use of any roofs, the exterior portions of the Premises, all rights to the land and improvements below the improved floor level of the Premises, the improvements and air rights above the Premises and the improvements and air rights located outside the demising walls of the Premises, and such areas within the Premises as are required for installation of utility lines and other installations required to serve any occupants of the Building and the right to maintain and repair the same, and no rights with respect thereto are conferred upon Tenant unless otherwise specifically provided herein. If Landlord needs to perform work in the Premises in connection with the performance of alterations, additions or improvements for another tenant in the Building, Landlord agrees (i) to perform such work so that, following the completion thereof, there will not be any change to the appearance or use of the Premises, and (ii) to perform such work in a manner that will not materially interfere with Tenant's ability to use the Premises for the Permitted Use during Tenant's normal hours of operation. Without limiting the foregoing, any lines or cables that Landlord desires to run through the Premises shall be located above the ceiling or within the walls. Landlord further reserves to itself the right from time to time: (a) to change the Building's name or street address; (b) to install, fix and maintain signs on the exterior and interior of the Building; (c) to designate and approve window coverings; (d) to make any decorations, alterations, additions, improvements to the Building, or any part thereof (including the Premises) which Landlord shall desire, or deem necessary for the safety, protection, preservation or improvement of the Building, or as Landlord may be required to do by law; (e) to have access to the Premises to perform its duties and obligations and to exercise its rights under this Lease; (f) to retain at all times and to use pass-keys to all locks within and into the Premises; (g) to approve the weight, size, or location of heavy equipment, or articles in and about the Premises; (h) to close or restrict access to the Building at all times other than Normal Business Hours subject to Tenant's right to admittance at all times under such regulations as Landlord may prescribe from time to time, or to close (temporarily or permanently) any of the entrances to the Building; (i) to change the arrangement and/or location of entrances of passageways, doors and doorways, corridors, elevators, stairs, toilets and public parts of the Building; (j) if Tenant has vacated the Premises during the last six (6) months of the Lease Term, to perform additions, alterations and improvements to the Premises in connection with a reletting or anticipated reletting thereof without being responsible or liable for the value or preservation of any then existing improvements to the Premises; and (k) to grant to anyone the exclusive right to conduct any business or undertaking in the Building. Landlord, in accordance with Article XII hereof, shall have the right to enter the Premises in connection with the exercise of any of the rights set forth herein and such entry into the Premises and the performance of any work therein shall not constitute a constructive eviction or entitle Tenant to any abatement or reduction of Rent by reason thereof.

XXXV. SURRENDER OF PREMISES.

         At the expiration or earlier termination of this Lease or Tenant's right of possession hereunder, Tenant shall remove all Tenant's Property from the Premises, remove all Required Removables designated by Landlord and quit and surrender the Premises to Landlord, broom clean, and in good order, condition and repair, ordinary wear and tear excepted. If Tenant fails to remove any of Tenant's Property within one (1) day after the termination of this Lease or Tenant's right to possession hereunder, Landlord, at Tenant's sole cost and expense, shall be entitled to remove and/or store such Tenant's Property and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord, upon demand, any and all expenses caused by such removal and all storage charges against such property so long as the same shall be in the possession of Landlord or under the control of Landlord. In addition, if Tenant fails to remove any Tenant's Property from the Premises or storage, as the case may be, within ten (10) days after written notice from Landlord, Landlord, at its option, may deem all or any part of such Tenant's Property to have been abandoned by Tenant and title thereof shall immediately pass to Landlord.

XXXVI. MISCELLANEOUS.

         A. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law. This Lease represents the result of negotiations between Landlord and Tenant, each of which has been (or has had opportunity to be) represented by counsel of its own selection, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Consequently, Landlord and Tenant agree that the language in all parts of the Lease shall in all cases be construed as a whole according to its fair meaning and neither strictly for nor against Landlord or Tenant.

         B. Tenant agrees not to record this Lease without Landlord's prior written consent; provided, however, Landlord agrees to consent to the recordation or registration of a memorandum or notice of this Lease, at Tenant's cost and expense (and in form reasonably satisfactory to Landlord). If this Lease is terminated before the Lease Term expires, than upon Landlord's request that parties shall execute, deliver and record an instrument acknowledging such fact and the date of termination of this Lease, and Tenant hereby appoints Landlord as its attorney-in-fact in its name and behalf to execute such instrument if Tenant shall fail to execute and deliver such instrument after Landlord's request therefor within ten (10) days.

         C. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the state in which the Building is located.

         D. Events of "Force Majeure" shall mean strikes, riots, acts of God, shortages of labor or materials (unless any such shortage of materials was reasonably anticipatable and alternate sources of materials were available), war, and changes in governmental law, regulations or restrictions. Whenever a period of time is herein prescribed for the taking of any action by Landlord or Tenant, such party shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to events of Force Majeure. In no event, however, shall Landlord's or Tenant's obligation to pay any Rent or other sums due hereunder be postponed or delayed as a result of events of Force Majeure. In addition, in no event shall Landlord's or Tenant's economic or financial difficulties or hardship ever be considered to be an event of Force Majeure.

         E. Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder and in the Building and Property referred to herein, and in such event and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations.

         F. Tenant hereby represents to Landlord that it has dealt directly with and only with the Broker as a broker in connection with this Lease. Tenant agrees to indemnify and hold Landlord and the Landlord Related Parties harmless from all claims of any brokers claiming to have represented Tenant in connection with this Lease. Landlord agrees to indemnify and hold Tenant and the Tenant Related Parties harmless from all claims of any brokers claiming to have represented Landlord in connection with this Lease.

         G. If there is more than one Tenant, or if the Tenant is comprised of more than one person or entity, the obligations hereunder imposed upon Tenant shall be joint and several obligations of all such parties. All notices, payments, and agreements given or made by, with or to any one of such persons or entities shall be deemed to have been given or made by, with or to all of them.

         H. In the event Tenant is a corporation (including any form of professional association), partnership (general or limited), or other form of organization other than an individual (each such entity is individually referred to herein as an "Organizational Entity"), then Tenant hereby covenants, warrants and represents: (1) that such individual is duly authorized to execute or attest and deliver this Lease on behalf of Tenant in accordance with the organizational documents of Tenant; (2) that this Lease is binding upon Tenant; (3) that Tenant is duly organized and legally existing in the state of its organization, and is qualified to do business in the state in which the Premises is located; and
                  (4) that the execution and delivery of this Lease by Tenant will not result in any breach of, or constitute a default under any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement or other contract or instrument to which Tenant is a party or by which Tenant may be bound. If Tenant is an Organizational Entity, upon request, Tenant will, prior to the Commencement Date, deliver to Landlord true and correct copies of all organizational documents of Tenant, including, without limitation, copies of an appropriate resolution or consent of Tenant's board of directors or other appropriate governing body of Tenant authorizing or ratifying the execution and delivery of this Lease, which resolution or consent will be duly certified to Landlord's satisfaction by an appropriate individual with authority to certify such documents, such as the secretary or assistant secretary or the managing general partner of Tenant.

         I. Tenant acknowledges that the financial capability of Tenant to perform its obligations hereunder is material to Landlord and that Landlord would not enter into this Lease but for its belief, based on its review of Tenant's financial statements, that Tenant is capable of performing such financial obligations. Tenant hereby represents, warrants and certifies to Landlord that its financial statements previously furnished to Landlord were at the time given true and correct in all material respects and that there have been no material subsequent changes thereto as of the date of this Lease.

         J. Except as expressly otherwise herein provided, with respect to all required acts of Tenant, time is of the essence of this Lease. This Lease shall create the relationship of Landlord and Tenant between the parties hereto.

         K. This Lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord and Tenant and their respective permitted successors and assigns.

         L. Notwithstanding anything to the contrary contained in this Lease, the expiration of the Lease Term, whether by lapse of time or otherwise, shall not relieve Landlord or Tenant from it's obligations accruing prior to the expiration of the Lease Term, and such obligations shall survive any such expiration or other termination of the Lease Term.

         M. The headings and titles to the paragraphs of this Lease are for convenience only and shall have no affect upon the construction or interpretation of any part hereof.

         N. LANDLORD HAS DELIVERED A COPY OF THIS LEASE TO TENANT FOR TENANT'S REVIEW ONLY, AND THE DELIVERY HEREOF DOES NOT CONSTITUTE AN OFFER TO TENANT OR OPTION. THIS LEASE SHALL NOT BE EFFECTIVE UNTIL AN ORIGINAL OF THIS LEASE EXECUTED BY BOTH LANDLORD AND TENANT AND AN ORIGINAL GUARANTY, IF ANY, EXECUTED BY EACH GUARANTOR IS DELIVERED TO AND ACCEPTED BY LANDLORD.

         O. Quiet Enjoyment. Tenant shall, and may peacefully have, hold, and enjoy the Premises, subject to the other terms of this Lease (including, without limitation, Article XXX hereof), provided that Tenant pays the Rent herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Landlord's interest hereunder.

XXXVII. ENTIRE AGREEMENT.

         This Lease Agreement, including the following Exhibits:

         Exhibit A         - Outline and Location of 2nd Floor Premises
         Exhibit A-1       - Outline and Location of Fourth Floor Space
         Exhibit A-2       - Outline and Location of Third Floor Space
         Exhibit B         - Rules and Regulations
         Exhibit C         - Commencement Letter
         Exhibit D         - Initial Alterations
         Exhibit E         - Additional Provisions
         Exhibit F         - Location of Reserved Parking Spaces
         Exhibit G         - HVAC Specifications
         Exhibit H         - Cleaning Specifications
         Exhibit I         - Form of Non-Disturbance Agreement

         constitutes the entire agreement between the parties hereto with respect to the subject matter of this Lease and supersedes all prior agreements and understandings between the parties related to the Premises, including all lease proposals, letters of intent and similar documents. TENANT EXPRESSLY ACKNOWLEDGES AND AGREES THAT LANDLORD HAS NOT MADE AND IS NOT MAKING, AND TENANT, IN EXECUTING AND DELIVERING THIS LEASE, IS NOT RELYING UPON, ANY WARRANTIES, REPRESENTATIONS, PROMISES OR STATEMENTS, EXCEPT TO THE EXTENT THAT THE SAME ARE EXPRESSLY SET FORTH IN THIS LEASE. ALL UNDERSTANDINGS AND AGREEMENTS HERETOFORE MADE BETWEEN THE PARTIES ARE MERGED IN THIS LEASE WHICH ALONE FULLY AND COMPLETELY EXPRESSES THE AGREEMENT OF THE PARTIES, NEITHER PARTY RELYING UPON ANY STATEMENT OR REPRESENTATION NOT EMBODIED IN THIS LEASE. THIS LEASE MAY BE MODIFIED ONLY BY A WRITTEN AGREEMENT SIGNED BY LANDLORD AND TENANT. LANDLORD AND TENANT EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, SUITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE, ALL OF WHICH ARE HEREBY WAIVED BY TENANT, AND THAT THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

WITNESS/ATTEST:                        LANDLORD: EOP-CANTERBURY GREEN,
                                       L.L.C., A DELAWARE LIMITED LIABILITY
                                       COMPANY

                                       By:  EOP Operating Limited Partnership,
                                            a Delaware limited
                                            partnership, its
                                            managing member

                                       By:  Equity Office Properties Trust, a
                                            Maryland real estate investment
                                            trust, its managing general partner

-----------------------------
Name (print):                          By:
                                          -------------------------------------

                                       Name:
-----------------------------               -----------------------------------


Name (print):                          Title:
             ----------------                ----------------------------------



WITNESS/ATTEST:                        TENANT: TRENWICK AMERICA
                                       CORPORATION, A DELAWARE
                                       CORPORATION

-----------------------------

                                       By:
                                          -------------------------------------

Name (print):
             ----------------
                                       Name:
                                            -----------------------------------


                                       Title:
                                             ----------------------------------
Name (print):
             ----------------

                                    EXHIBIT A

                                    PREMISES


                  This Exhibit is attached to and made a part of the Lease dated _____________, 1998, by and between EOP-CANTERBURY GREEN, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("Landlord") and TRENWICK AMERICA CORPORATION, A DELAWARE CORPORATION ("Tenant") for space in the Building commonly known as One Canterbury Green.

                                    EXHIBIT B

                         BUILDING RULES AND REGULATIONS

         The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage associated therewith (if any), the Property and the appurtenances thereto:

1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material of any nature shall be placed, emptied, or thrown in those areas. At no time shall Tenant permit Tenant's employees to loiter in common areas or elsewhere in or about the Building or Property.

2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by Tenant or its agents, employees or invitees, shall be paid for by Tenant, and Landlord shall not in any case be responsible therefor.

3. No signs, advertisements or notices shall be painted or affixed on or to any windows, doors or other parts of the Building, except those of such color, size, style and in such places as shall be first approved in writing by Landlord. Except in connection with the hanging of lightweight pictures, wall hanging and decorations, no nails, hooks or screws shall be driven or inserted into any part of the Premises or Building except by the Building maintenance personnel, nor shall any part of the Building be defaced by Tenant.

4. Landlord may provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board listing all Tenants, and no other directory shall be permitted unless previously consented to by Landlord in writing.

5. Tenant shall not place any additional lock or locks on any door in the Premises or Building without Landlord's prior written consent. A reasonable number of keys to the locks on the doors in the Premises shall be furnished by Landlord to Tenant at the cost of Tenant, and Tenant shall not have any duplicate keys made. All keys shall be returned to Landlord at the expiration or earlier termination of this Lease.

6. All contractors, contractor's representatives, and installation technicians performing work in the Building shall be subject to Landlord's prior approval and shall be required to comply with Landlord's standard rules, regulations, policies and procedures, as the same may be revised from time to time. Tenant shall be solely responsible for complying with all applicable laws, codes and ordinances pursuant to which said work shall be performed.

7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which require the use of elevators, stairways, lobby areas, or loading dock areas, shall be restricted to hours reasonably designated by Landlord, provided that Tenant shall not be required to schedule use of the loading dock for periods of less than one hour. Tenant must seek Landlord's prior approval by providing in writing a detailed listing of any such activity, which approval shall not be unreasonably withheld or delayed. Landlord may prohibit any article, equipment or any other item from being brought into the Building if, in Landlord's reasonable judgment, the bringing of such article, equipment or other item into the Building would create a dangerous condition. Tenant is to assume all risk for damage to articles moved and injury to any persons resulting from such activity. If any equipment, property, and/or personnel of Landlord or of any other tenant is damaged or injured as a result of or in connection with such activity, Tenant shall be solely liable for any and all damage or loss resulting therefrom.

8. Landlord shall have the power to prescribe the weight and position of safes and other heavy equipment or items, which in all cases shall not in the opinion of

         Landlord exceed acceptable floor loading and weight distribution requirements. All damage done to the Building by the installation, maintenance, operation, existence or removal of any property of Tenant shall be repaired at the expense of Tenant.

9.       Corridor doors, when not in use, shall be kept closed.

10. Tenant shall not: (1) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (2) solicit business or distribute, or cause to be distributed, in any portion of the Building any handbills, promotional materials or other advertising; or (3) conduct or permit any other activities in the Building that might constitute a nuisance.

11. No animals, except seeing eye dogs, shall be brought into or kept in, on or about the Premises.

12. No inflammable, explosive or dangerous fluid or substance shall be used or kept by Tenant in the Premises or Building. Tenant shall not, without Landlord's prior written consent, use, store, install, spill, remove, release or dispose of within or about the Premises or any other portion of the Property, any asbestos- containing materials or any solid, liquid or gaseous material now or hereafter considered toxic or hazardous under the provisions of 42 U.S.C. Section 9601 et seq. or any other applicable environmental law which may now or hereafter be in effect. If Landlord does give written consent to Tenant pursuant to the foregoing sentence, Tenant shall comply with all applicable laws, rules and regulations pertaining to and governing such use by Tenant, and shall remain liable for all costs of cleanup or removal in connection therewith.

13. Tenant shall not use or occupy the Premises in any manner or for any purpose which would injure the reputation or impair the present or future value of the Premises or the Building; without limiting the foregoing, Tenant shall not use or permit the Premises or any portion thereof to be used for lodging, sleeping or for any illegal purpose.

14. Tenant shall not take any action which would violate Landlord's labor contracts affecting the Building or which would cause any work stoppage, picketing, labor disruption or dispute, or any interference with the business of Landlord or any other tenant or occupant of the Building or with the rights and privileges of any person lawfully in the Building. Tenant shall take any actions necessary to resolve any such work stoppage, picketing, labor disruption, dispute or interference and shall have pickets removed and, at the request of Landlord, immediately terminate at any time any construction work being performed in the Premises giving rise to such labor problems, until such time as Landlord shall have given its written consent for such work to resume. Tenant shall have no claim for damages of any nature against Landlord or any of the Landlord Related Parties in connection therewith, nor shall the date of the commencement of the Term be extended as a result thereof.

15. Tenant shall utilize the termite and pest extermination service designated by Landlord to control termites and pests in the Premises. Except as included in Basic Costs, Tenant shall bear the cost and expense of such extermination services.

16. Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, any electrical equipment which does not bear the U/L (Underwriters Laboratories) seal of approval, or which would overload the electrical system or any part thereof beyond its capacity for proper, efficient and safe operation as determined by Landlord, taking into consideration the overall electrical system and the present and future requirements therefor in the Building. Tenant shall not furnish any cooling or heating to the Premises, including, without limitation, the use of any electronic or gas heating devices, without Landlord's prior written consent. Tenant shall not use more than its proportionate share of telephone lines available to service the Building.

17. Tenant shall not operate or permit to be operated on the Premises any coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes or other goods), except for those vending machines or similar devices which are for the sole and exclusive use of Tenant's employees, and then only if such operation does not violate the lease of any other tenant of the Building.

18. Bicycles and other vehicles are not permitted inside or on the walkways outside the Building, except in those areas specifically designated by Landlord for such purposes.

19. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, its occupants, entry and use, or its contents. Tenant, Tenant's agents, employees, contractors, guests and invitees shall comply with Landlord's reasonable requirements relative thereto.

20. Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord's opinion may tend to impair the reputation of the Building or its desirability for Landlord or other tenants. Upon written notice from Landlord, Tenant will refrain from and/or discontinue such publicity immediately.

21. Tenant shall carry out Tenant's permitted repair, maintenance, alterations, and improvements in the Premises only during times agreed to in advance by Landlord and in a manner which will not interfere with the rights of other tenants in the Building.

22. Canvassing, soliciting, and peddling in or about the Building is prohibited. Tenant shall cooperate and use its reasonable efforts to prevent the same.

23. At no time shall Tenant permit or shall Tenant's agents, employees, contractors, guests, or invitees smoke in any common area of the Building, unless such common area has been declared a designated smoking area by Landlord, or to allow any smoke from the Premises to emanate into the common areas or any other tenant's premises. Landlord shall have the right at any time to designate the Building as a non-smoking building.

24. Tenant shall observe Landlord's rules with respect to maintaining standard window coverings at all windows in the Premises so that the Building presents a uniform exterior appearance. Tenant shall ensure that to the extent reasonably practicable, window coverings are closed on all windows in the Premises while they are exposed to the direct rays of the sun.

25. All deliveries to or from the Premises shall be made only at such times, in the areas and through the entrances and exits designated for such purposes by Landlord. Tenant shall not permit the process of receiving deliveries to or from the Premises outside of said areas or in a manner which may interfere with the use by any other tenant of its premises or of any common areas, any pedestrian use of such area, or any use which is inconsistent with good business practice.

26. The work of cleaning personnel shall not be hindered by Tenant after 6:00 P.M., and such cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles necessary to prevent unreasonable hardship to Landlord regarding cleaning service.

                                    EXHIBIT C

                               COMMENCEMENT LETTER




Date
    ------------------------------


Tenant
      ----------------------------
----------------------------------

Address
       ---------------------------
----------------------------------
----------------------------------
----------------------------------
----------------------------------



Re: Commencement Letter with respect to that certain Lease dated _______________ by and between
           _________________________________________, as Landlord, and
           ______________________________________________________, as
           Tenant, for __________________ square feet of Rentable Area on the ___________ floor of the Building located at
           ______________________________________________.



Dear
    -------------------------:

In accordance with the terms and conditions of the above referenced Lease, Tenant hereby accepts possession of the Premises and agrees as follows:

         1.  The Commencement Date of the Lease is

-----------------------------------------;

         2.  The Termination Date of the Lease is

--------------------------------------------.

Please acknowledge your acceptance of possession and agreement to the terms set forth above by signing all three (3) copies of this Commencement Letter in the space provided and returning two (2) fully executed copies of the same to my attention.

Sincerely,



-------------------------------------
Property Manager



Agreed and Accepted:

               Tenant:
                      ------------------------------------------
               By:
                  ----------------------------------------------

               Name:
                    --------------------------------------------

               Title:
                     -------------------------------------------

               Date:
                    --------------------------------------------

                                    EXHIBIT D

                               INITIAL ALTERATIONS


         This Exhibit is attached to and made a part of the Lease dated _________________________, 1998, by and between EOP-CANTERBURY GREEN, L.L.C., A
DELAWARE LIMITED LIABILITY COMPANY ("Landlord") and TRENWICK AMERICA CORPORATION, A DELAWARE CORPORATION ("Tenant") for space in the Building commonly known as Canterbury Green.

I.       ALTERATIONS AND ALLOWANCE.

         A. Tenant, upon the Commencement Date, shall have the right to perform alterations and improvements in the Premises (the "Initial Alterations"). Notwithstanding the foregoing, Tenant and its contractors shall not have the right to perform Initial Alterations in the Premises unless and until Tenant has complied with all of the terms and conditions of Article X.B. of this Lease, including, without limitation, approval by Landlord of the final plans for the Initial Alterations and the contractors to be retained by Tenant to perform such Initial Alterations. Landlord's approval of the contractors to perform the Initial Alterations shall not be unreasonably withheld. The parties agree that Landlord's approval of the general contractor to perform the Initial Alterations shall not be considered to be unreasonably withheld if any such general contractor (i) does not have trade references reasonably acceptable to Landlord, (ii) does not maintain insurance as required pursuant to the terms of this Lease,
                  (iii) does not have the ability to be bonded for the work to be performed, (iv) does not provide current financial statements reasonably acceptable to Landlord, or (v) is not licensed as a contractor in the state/municipality in which the Premises is located. Tenant acknowledges the foregoing is not intended to be an exclusive list of the reasons why Landlord may reasonably withhold its consent to a general contractor.

         B. Provided Tenant is not in default, Landlord agrees to contribute the sum of three hundred forty-four thousand nine hundred sixty and 00/100 dollars ($344,960.00) (the "Allowance") toward the cost of performing the Initial Alterations in preparation of Tenant's occupancy of the Premises. The amount of such Allowance, however, shall be adjusted in the event Landlord exercises its Substitution Option. The Allowance, less a 10% retainage (which retainage shall be payable as part of the final draw), shall be paid to Tenant or, at Landlord's option, to the order of the general contractor that performs the Initial Alterations, in periodic disbursements within thirty (30) days after receipt of the following documentation: (i) an application for payment and sworn statement of contractor substantially in the form of AIA Document G-702 covering all work for which disbursement is to be made to a date specified therein; (ii) a certification from an AIA architect substantially in the form of the Architect's Certificate for Payment which is located on AIA Document G702, Application and Certificate of Payment; (iii) Contractor's, subcontractor's and material supplier's waivers of liens which shall cover all Initial Alterations for which disbursement is being requested and all other statements and forms required for compliance with the mechanics' lien laws of the State of Connecticut, together with all such invoices, contracts, or other supporting data as Landlord or Landlord's Mortgagee may reasonably require; (iv) a cost breakdown for each trade or subcontractor performing the Initial Alterations; (v) plans and specifications for the Initial Alterations, together with a certificate from an AIA architect that such plans and specifications comply in all material respects with all laws affecting the Building, Property and Premises; (vi) copies of all construction contracts for the Initial Alterations, together with copies of all change orders, if any; and (vii) a request to disburse from Tenant containing an approval by Tenant of the work done and a good faith estimate of the cost to complete the Initial Alterations. Upon completion of the Initial Alterations, and prior to final disbursement of the Allowance, Tenant shall furnish Landlord with: (1) general contractor and architect's completion affidavits, (2) full and final waivers of lien, (3) receipted bills covering all labor and materials expended and used, (4) as-built plans of the Initial Alterations, and (5) the certification of Tenant and its architect that the Initial Alterations have been installed in a good and workmanlike manner in accordance with the approved plans, and in accordance with applicable laws, codes and ordinances. In no event shall Landlord be required to disburse the Allowance more than one time per month. If the Initial Alterations exceed the Allowance, Tenant shall be entitled to the Allowance in accordance with the terms hereof, but each individual disbursement of the Allowance shall be disbursed in the proportion that the Allowance bears to the total cost for the Initial Alterations, less the 10% retainage referenced above. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Allowance during the continuance of an uncured default under the Lease, and Landlord's obligation to disburse shall only resume when and if such default is cured.

         C. In no event shall the Allowance be used for the purchase of equipment, furniture or other items of personal property of Tenant. In the event Tenant does not use the entire Allowance in connection with the performance of the Initial Alterations, any unused amount shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith.

         D. Except as provided in Section III.B. of the Lease to the contrary, Tenant agrees to accept the Premises in its "as-is" condition and configuration, it being agreed that Landlord shall not be required to perform any work or, except as provided above with respect to the Allowance, incur any costs in connection with the construction or demolition of any improvements in the Premises. The foregoing, however, shall not be construed to be a waiver or modification of Landlord's repair and maintenance obligations as set forth in this Lease or of Landlord's obligation to provide heating or air-conditioning in accordance with Exhibit G. Landlord shall be entitled to receive a fee of one thousand dollars ($1,000.00) for its review of Tenant's plans for the Initial Alterations. Landlord shall be entitled to deduct such fee directly from the Allowance.

         E. This Exhibit shall not be deemed applicable to any additional space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of this Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

IN WITNESS WHEREOF, Landlord and Tenant have executed this exhibit as of the day and year first above written.

WITNESS/ATTEST:                        LANDLORD: EOP-CANTERBURY GREEN,
                                       L.L.C., A DELAWARE LIMITED LIABILITY
                                       COMPANY

                                       By:  EOP Operating Limited Partnership,
                                            a Delaware limited
                                            partnership, its
                                            managing member

                                       By:  Equity Office Properties Trust, a
                                            Maryland real estate investment
                                            trust, its managing general partner

-----------------------------
Name (print):                          By:
                                          -------------------------------------

                                       Name:
-----------------------------               -----------------------------------


Name (print):                          Title:
             ----------------                ----------------------------------



WITNESS/ATTEST:                        TENANT: TRENWICK AMERICA
                                       CORPORATION, A DELAWARE
                                       CORPORATION

-----------------------------

                                       By:
                                          -------------------------------------

Name (print):
             ----------------
                                       Name:
                                            -----------------------------------


                                       Title:
                                             ----------------------------------
Name (print):
             ----------------

                                    EXHIBIT E

                              ADDITIONAL PROVISIONS



         This Exhibit is attached to and made a part of the Lease dated ______________________________, 1998, by and between EOP-CANTERBURY GREEN,
L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("Landlord") and TRENWICK AMERICA CORPORATION, A DELAWARE CORPORATION ("Tenant") for space in the Building commonly known as Canterbury Green.


1)       PARKING

     A. Tenant shall be obligated to lease seventy-eight (78) non-reserved parking spaces and two (2) reserved parking spaces in the Building parking garage (the "Garage"). The location of such reserved parking spaces is shown on Exhibit F attached hereto. In addition to the foregoing, Tenant shall have the right to lease additional non-reserved spaces at the rate of 2.18 spaces for each 1,000 rentable square feet leased by Tenant over and above the initial Premises, including any increase in square footage as a result of Tenant's exercise of its Substitution Option. If Landlord master leases the Garage to a third party operator (the "Operator"), Tenant shall lease any such spaces directly from the Operator and, upon request, enter into such Operator's standard form parking agreement. Except for particular spaces and areas designated by Landlord for reserved parking, all parking in the Garage shall be on an unreserved, first-come, first-served basis. Tenant acknowledges that Landlord shall have the right to operate the Garage through the use of valet parking.

     B. Tenant shall pay Landlord (or, at Landlord's option, the Operator) Rent for each non-reserved parking space as follows: (i) sixty-five dollars ($65.00) per space per month with respect to the first sixty-eight (68) spaces, plus any applicable tax imposed thereon; and (ii) seventy-five dollars ($75.00) per space per month with respect to the next ten (10) spaces, plus any applicable tax imposed thereon. Tenant shall pay Rent for the two (2) reserved spaces at the rate of one hundred fifty dollars ($150.00) per space per month, plus any applicable tax imposed thereon. Such monthly rate shall be subject to increase from time to time to reflect the prevailing market rate for parking in the Garage.

     C. Landlord shall not be responsible for money, jewelry, automobiles or other personal property lost in or stolen from the Garage regardless of whether such loss or theft occurs when the Garage or other areas therein are locked or otherwise secured against entry. Except as caused by the negligence or willful misconduct of Landlord, Landlord shall not be liable for any loss, injury or damage to persons using the Garage or automobiles or other property therein, it being agreed that the use of the Garage and the parking spaces shall be at the sole risk of Tenant and its employees.

     D. Landlord shall have the right from time to time to promulgate reasonable rules and regulations regarding the Garage, the parking spaces and the use thereof, including, but not limited to, rules and regulations controlling the flow of traffic to and from various parking areas, the angle and direction of parking and the like. Tenant shall comply with and cause its employees to comply with all such rules and regulations as well as all reasonable additions and amendments thereto.

     E. Tenant shall not store or permit its employees to store any automobiles in the Garage without the prior written consent of Landlord, which consent shall not be unreasonably conditioned, withheld or delayed in emergency circumstances. Except for emergency repairs, Tenant and its employees shall not perform any work on any automobiles while located in the Garage or on the Property. If it is necessary for Tenant or its employees to leave an automobile in the Garage for a period of seven (7) or more days, Tenant shall provide Landlord with prior notice thereof designating the license plate number and model of such automobile.

     F. Landlord shall have the right to temporarily close the Garage or certain areas therein in order to perform necessary repairs, maintenance and improvements to the Garage. Landlord agrees to use reasonable efforts to provide Tenant with reasonable advance notice of any such closure. In the event that the Garage is closed for three (3) or more consecutive Business Days, Tenant shall be entitled to receive an abatement of Rent for the Spaces leased by Tenant hereunder beginning on the fourth (4th) consecutive Business Day of such closure, which abatement shall continue until such time as the Garage is once again open and available for use by Tenant and its employees. In the event that a closure relates to only a portion of the Building, such abatement shall be prorated based upon the number of Spaces that are unavailable for use (and not actually used) by Tenant and its employees.

     G. Except in connection with an assignment of this Lease or a subletting of a portion of the Premises, Tenant shall not assign or sublease any of the parking spaces. Landlord shall have the right to terminate Tenant' parking rights with respect to any parking spaces that Tenant desires to sublet or assign in violation of the foregoing sentence.

         H. Landlord may elect to provide parking cards or keys to control access to the Garage. In such event, Landlord shall provide Tenant with one card or key for each Space that Tenant is leasing hereunder, provided that Landlord shall have the right to require Tenant or its employees to place a reasonable deposit on such access cards or keys and to pay a fee for any lost or damaged cards or keys.

 2)      RIGHT OF FIRST OFFER.

         A. Tenant shall have the right of first offer with respect to any space that becomes Available for Lease (hereinafter defined) on the remaining balance of the fourth (4th) floor (the "Offering Space"), provided if Tenant exercises its Substitution Option, the Offering Space shall consist of the remaining balance of the third (3rd) floor. Offering Space shall be deemed to be "Available for Lease" when Landlord has determined that the then current tenant in the Offering Space, or portion thereof, will not extend or renew the term of its lease for the Offering Space pursuant to either (a) a contractual right to extend or renew in such tenant's lease, or (b) pursuant to a negotiated extension or renewal that is executed prior to the expiration of any option to extend or renew in such tenant's lease. Any renewal or extension pursuant to
(b), however, must be for substantially the same length of term that such party was entitled to extend or renew pursuant to the contractual right contained in its lease. Within a reasonable time after Landlord has determined that a particular portion of the Offering Space is Available for Lease (but prior to leasing such portion of the Offering Space to a third party), Landlord shall advise Tenant (the "Advice") of the square footage and location of such portion of the Offering Space and the terms (i.e. Base Rental and Additional Base Rental) under which Landlord is prepared to lease such Offering Space to Tenant for the remainder of the Lease Term, which terms shall reflect the Prevailing Market (hereinafter defined) rate for such Offering Space as reasonably determined by Landlord. Tenant may lease such portion of the Offering Space in its entirety only, under such terms, by delivering written notice of exercise to Landlord ("Notice of Exercise") within twenty (20) days after the date of the Advice, except that Tenant shall have no such Right of First Offer and Landlord need not provide Tenant with an Advice, if:

         1. Tenant is in default under the Lease at the time Landlord would otherwise deliver the Advice; or

         2. more than twenty-five percent (25%) of the Premises is sublet at the time Landlord would otherwise deliver the Advice (except in connection with a Permitted Transfer); or

         3. the Lease has been assigned prior to the date Landlord would otherwise deliver the Advice (except in connection with a Permitted Transfer); or

         4. the Offering Space is not intended for the exclusive use of Tenant during the Lease Term; or

         5. the Offering Space is defined as the remaining balance of the third
         (3rd) floor and Howard Systems is the prospect that is interested in leasing such Offering Space, it being agreed that Landlord, without offering such space to Tenant, shall have the right to enter into a lease with Howard Systems for a term of not more than six (6) years. Notwithstanding subsection 6 above to the contrary, Tenant's Right of First Offer shall be superior to any rights of Howard Systems to extend the term of its lease, or

         6. Tenant's Renewal Option has lapsed for failure by Tenant to exercise the same or as a result of a condition precedent for the exercise of such Renewal Option. In addition, it is hereby agreed that if (i) there is less than thirty-six (36) months remaining in the initial Lease Term, and (ii) Tenant's Renewal Option has not lapsed for failure of Tenant to exercise the same or as a result of a condition precedent for the exercise of such Renewal Option, Tenant's Notice of Exercise shall be contingent upon Tenant's simultaneous exercise of its Renewal Option, or

         7. there is less thirty-six (36) months remaining in the Renewal Term at the time Landlord would otherwise provide Tenant with an Advice.


         B.1 The term for the Offering Space shall commence upon the commencement date stated in the Advice and thereupon such Offering Space shall be considered a part of the Premises, provided that all of the terms stated in the Advice shall govern Tenant's leasing of the Offering Space and only to the extent that they do not conflict with the Advice, the terms and conditions of this Lease shall apply to the Offering Space.

         2. Tenant shall pay Base Rental and Additional Base Rental for the Offering Space in accordance with the terms and conditions of the Advice, which terms and conditions shall reflect the Prevailing Market rate for the Offering Space as determined in Landlord's reasonable judgment.

         3. The Offering Space (including improvements and personalty, if any) shall be accepted by Tenant in its condition and as-built configuration existing on the earlier of the date Tenant takes possession of the Offering Space or as of the date the term for such Offering Space commences, provided that such Offering Space shall be delivered to Tenant vacant, broom clean and free of claims and possession of third parties.

         C. The rights of Tenant hereunder with respect to any portion of the Offering Space for which Landlord provides Tenant with an Advice shall terminate on the earlier to occur of: (i) Tenant's failure to exercise its Right of First Offer within the twenty (20) day period provided in paragraph A above, and (ii) the date Landlord would have provided Tenant an Advice if Tenant had not been in violation of one or more of the conditions set forth in Paragraph A above. In addition, if Landlord provides Tenant with an Advice that contains expansion rights (whether such rights are described as an expansion option, right of first refusal, right to first offer or otherwise) and Tenant does not exercise its Right of First Offer to lease the Offering Space described in the Advice, Tenant's Right of First Offer shall be subject and subordinate to all such expansion rights contained in the Advice. Notwithstanding the foregoing, if (i) Tenant was entitled to exercise its Right of First Offer, but failed to provide Landlord with a Notice of Exercise within the twenty (20) day period provided in paragraph A above, and (ii) Landlord does not enter into a lease for such portion of the Offering Space within a period of six (6) months following the date of the Advice, Tenant shall once again have a Right of First Offer with respect to such portion of the Offering Space. In addition, if Landlord does enter into a lease for such portion of the Offering Space, Tenant shall have a Right of First Offer on such Offering Space (subject to the terms and conditions set forth herein) upon the expiration of the lease with the prospect.

         D. If Tenant exercises its Right of First Offer, Landlord shall prepare an amendment (the "Offering Amendment") adding the Offering Space to the Premises on the terms set forth in the Advice and reflecting the changes in the Base Rental, Rentable Area of the Premises, Tenant's Pro Rata Share and other appropriate terms. A copy of the Offering Amendment shall be (i) sent to Tenant within a reasonable time after receipt of the Notice of Exercise executed by Tenant, and (ii) revised by Landlord to address any requested changes by Tenant that are necessary to accurately reflect the terms and conditions hereof; (iii) executed by Tenant and returned to Landlord within fifteen (15) days thereafter.

         E. For purposes hereof, "Prevailing Market" shall mean the arms length fair

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
market annual rental rate per rentable square foot under leases and amendments entered into on or about the date on which the Prevailing Market is being determined hereunder for space comparable to the Offering Space in the Building and office buildings comparable to the Building in Stamford, Connecticut. The determination of Prevailing Market shall take into account any material economic differences between the terms of this Lease and any comparison lease, such as rent abatements, construction costs and other concessions and the manner, if any, in which the landlord under any such lease is reimbursed for operating expenses and taxes.

         F. In the event that: (i) any existing tenant in the Offering Space desires to sublet or assign all or a portion of such Offering Space, and (ii) Landlord, in its reasonable judgment, believes that it has the right to recapture such space pursuant to the terms and conditions of its lease with such tenant, Landlord, prior to consenting to such proposed subletting or assignment, shall provide Tenant with an Advice that is contingent upon Landlord's successful recapture of the Offering Space, or applicable portion thereof. In such event, however, (a) Tenant's Notice of Exercise shall be due within five
(5) days after Tenant's receipt of the Advice, and (b) the Base Rental for the Offering Space shall be the greater of the Prevailing Market rate or the rental rate (including scheduled increases) under the existing lease for the Offering Space, or portion thereof, to be recaptured. In the event Tenant exercises its right to first offer with respect to such Offering Space, Landlord shall recapture the Offering Space in question. Notwithstanding the foregoing, in the event the tenant in the Offering Space contests Landlord's legal right to recapture the Offering Space in question, Landlord shall have the right to withdraw its Advice and, if previously delivered by Tenant, to declare Tenant's Notice of Exercise to be null and void.


3)       RENEWAL OPTION

         A. Tenant shall have the right to extend the Lease Term (the "Renewal Option") for one additional period of five (5) years commencing on the day following the Termination Date of the initial Lease Term and ending on the fifth
(5th) anniversary of the Termination Date (the "Renewal Term"), if:

         1. Landlord receives notice of exercise ("Initial Renewal Notice") not less then twelve (12) full calendar months prior to the expiration of the initial Lease Term and not more than fifteen (15) full calendar months prior to the expiration of the initial Lease Term; and

         2. Tenant is not in default under the Lease beyond any applicable cure periods at the time that Tenant delivers its Initial Renewal Notice or at the time Tenant delivers its Binding Notice; and

         3. No more than fifty percent (50%) of the Premises is sublet (except in connection with a Permitted Transfer) for a term that extends beyond the date of Tenant's Initial Renewal Notice; and

         4. The Lease has not been assigned (except in connection with a Permitted Transfer) prior to the date that Tenant delivers its Initial Renewal Notice or prior to the date Tenant delivers its Binding Notice.

         B. The initial Base Rental rate per rentable square foot for the Premises during the Renewal Term shall equal the Prevailing Market (hereinafter defined) rate per rentable square foot for the Premises.

         C. Tenant shall pay Additional Base Rental (i.e. Basic Costs) for the Premises during the Renewal Term in accordance with the terms and conditions of the Lease. In addition, if such is standard in the market at the time, the Base Year shall be adjusted to a current Base Year. Such new Base Year, however, shall be given appropriate consideration in the determination of the Prevailing Market rate.

         D. Within thirty (30) days after receipt of Tenant's Initial Renewal Notice, Landlord shall advise Tenant of the applicable Base Rental rate for the Premises for the Renewal Term. Tenant, within fifteen (15) days after the date on which Landlord advises Tenant of the applicable Base Rental rate for the Renewal Term, shall either (i) give Landlord final binding written notice ("Binding Notice") of Tenant's exercise of its

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
option, or (ii) if Tenant disagrees with Landlord's determination, provide Landlord with written notice of rejection (the "Rejection Notice"). If Tenant fails to provide Landlord with either a Binding Notice or Rejection Notice within such fifteen (15) day period, Tenant's Renewal Option shall be null and void and of no further force and effect. If Tenant provides Landlord with a Binding Notice, Landlord and Tenant shall enter into the Renewal Amendment upon the terms and conditions set forth herein. If Tenant provides Landlord with a Rejection Notice, Landlord and Tenant shall work together in good faith to agree upon the Prevailing Market Base Rental rate for the Premises during the Renewal Term. Upon agreement Tenant shall provide Landlord with Binding Notice and Landlord and Tenant shall enter into the Renewal Amendment in accordance with the terms and conditions hereof. Notwithstanding the foregoing, if Landlord and Tenant are unable to agree upon the Prevailing Market Base Rental rate for the Premises within thirty (30) days after the date on which Tenant provides Landlord with a Rejection Notice, Tenant's Renewal Option shall be null and void and of no force and effect.

         E. If Tenant is entitled to and properly exercises its Renewal Option, Landlord shall prepare an amendment (the "Renewal Amendment") to reflect changes in the Base Rental, Lease Term, Termination Date and other appropriate terms. The Renewal Amendment shall be:

         1. sent to Tenant within a reasonable time after receipt of the Binding Notice; and

         2. revised by Landlord to the extent necessary to address any requested revisions by Tenant that are reasonably necessary to accurately reflect the terms and conditions hereof; and

         2. executed by Tenant and returned to Landlord within fifteen (15) days after receipt by Tenant.

         F. For purposes hereof, "Prevailing Market" shall mean the arms length fair market annual rental rate per rentable square foot under renewal leases and amendments entered into on or about the date on which the Prevailing Market is being determined hereunder for space comparable to the Premises in the Building and office buildings comparable to the Building in Stamford, Connecticut. The determination of Prevailing Market shall take into account any material economic differences between the terms of this Lease and any comparison lease, such as rent abatements, construction costs and other concessions and the manner, if any, in which the landlord under any such lease is reimbursed for operating expenses and taxes. The determination of Prevailing Market shall also take into consideration any reasonably anticipated changes in the Prevailing Market rate from the time such Prevailing Market rate is being determined and the time such Prevailing Market rate will become effective under this Lease.

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
IN WITNESS WHEREOF, Landlord and Tenant have executed this exhibit as of the day and year first above written.

WITNESS/ATTEST:                        LANDLORD: EOP-CANTERBURY GREEN,
                                       L.L.C., A DELAWARE LIMITED LIABILITY
                                       COMPANY

                                       By:  EOP Operating Limited Partnership,
                                            a Delaware limited
                                            partnership, its
                                            managing member

                                       By:  Equity Office Properties Trust, a
                                            Maryland real estate investment
                                            trust, its managing general partner

-----------------------------
Name (print):                          By:
                                          -------------------------------------

                                       Name:
-----------------------------               -----------------------------------


Name (print):                          Title:
             ----------------                ----------------------------------



WITNESS/ATTEST:                        TENANT: TRENWICK AMERICA
                                       CORPORATION, A DELAWARE
                                       CORPORATION

-----------------------------

                                       By:
                                          -------------------------------------

Name (print):
             ----------------
                                       Name:
                                            -----------------------------------


                                       Title:
                                             ----------------------------------
Name (print):
             ----------------

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